Exhibit 28 (a) under Form N-1A
Exhibit 3(i) under Item 601/Reg. S-K

DECLARATION OF TRUST

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

Dated August 6, 1990

DECLARATION OF TRUST made August 6, 1990 by John F. Donahue, William J. Copeland, J. Christopher Donahue, James E. Dowd, Lawrence D. Ellis, M.D., Edward L. Flaherty, Jr., J. Joseph Maloney, Jr., Gregor F. Meyer, Wesley W. Posvar, and Marjorie P. Smuts.

WHEREAS the Trustees desire to establish a trust fund for the investment and reinvestment of funds contributed thereto;

NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust fund hereunder shall be held and managed under this Declaration of Trust IN TRUST as herein set forth below.

ARTICLE I

NAMES AND DEFINITIONS

Section 1. Name.

This Trust shall be known as Federated Municipal Securities Income Trust. As amended by Amd. #4 - 10/31/92; Amd. #16 - 5/20/99; Amd. #17 - 6/1/99; Amd. #18 - 10/1/99

Section 2. Definitions.

Wherever used herein, unless otherwise required by the context or specifically provided:

(a) The terms “Affiliated Person,” “Assignment,” “Commission,” “Interested Person,” “Majority Shareholder Vote” (the 67% or 50% requirement of Section 2(a)(42) of the 1940 Act, whichever may be applicable) and “Principal Underwriter” shall have the meanings given them in the 1940 Act, as amended from time to time;

(b) The “Trust” refers to Federated Municipal Securities Income Trust; As amended by Amd. #4 - 10/31/92; Amd. #16 - 5/20/99; Amd. #17 - 6/1/99; Amd. #18 - 10/1/99

(c) “Class” refers to a class of Shares established and designated under or in accordance with the provisions of Article III;

(d) “Series” refers to a series of Shares established and designated under or in accordance with the provisions of Article III;

(e) “Series Company” refers to the form of a registered open-end investment company described in Section 18(f)(2) of the 1940 Act or in any successor statutory provision;

(f) “Shareholder” means a record owner of Shares of any Series or Class;

(g) The “Trustees” refer to the individual Trustees in their capacity as Trustees hereunder of the Trust and their successor or successors for the time being in office as such Trustees;

(h) “Shares” means the equal proportionate units of interest into which the beneficial interest in the Trust shall be divided from time to time, or if more than one Series or Class of Shares is authorized by the Trustees, the equal proportionate units into which each Series or Class of Shares shall be divided from time to time and includes fractions of Shares as well as whole Shares; and

(i) The “1940 Act” refers to the Investment Company Act of 1940, and the Rules and Regulations thereunder (including any exemptions granted thereunder), as amended from time to time.

ARTICLE II

PURPOSE OF THE TRUST

The purpose of this Trust is to provide investors a continuous source of managed investments by investing primarily in securities (including options) and also in debt instruments, commodities, commodity contracts and options thereon.

ARTICLE III

BENEFICIAL INTEREST

Section 1. Shares of Beneficial Interest.

The beneficial interest in the Trust shall at all times be divided into transferable Shares, without par value. Subject to the provisions of Section 5 of this Article III, each Shares shall have voting rights as provided in Article VIII hereof, and holders of the Shares of any Series shall be entitled to receive dividends, when and as declared with respect thereto in the manner provided in Article X, Section 1 hereof. The Shares of any Series may be issued in two or more Classes, as the Trustees may authorize pursuant to Article XII, Section 8 hereof. Unless the Trustees have authorized the issuance of Shares of a Series in two or more Classes, each Share of a Series shall represent an equal proportionate interest in the assets and liabilities of the Series with each other Share of the same Series, none having priority or preference over another. If the Trustees have authorized the issuance of Shares of a Series in two or more Classes, then the Classes may have such variations as to dividend, redemption, and voting rights, net asset values, expenses borne by the Classes, and other matters as the Trustees have authorized provided that each Share of a Class shall represent an equal proportionate interest in the assets and liabilities of the Class with each other Share or the same Class, none having priority or preference over another. The number of Shares which may be issued is unlimited. The Trustees may from time to time divide or combine the Shares of any Series or Class into a greater or lesser number without thereby changing the proportionate beneficial interests in the Series or Class.

Section 2. Ownership of Shares.

The ownership of Shares shall be recorded in the books of the Trust or a transfer agents which books shall be maintained separately for the Shares of each Series or Class. The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of the Trust or any transfer agent, as the case may be, shall be conclusive as to who are the Shareholders of each Series or Class and as to the number of Shares of each Series or Class held from time to time by each.

Section 3. Investment in the Trust.

The Trustees shall accept investments in the Trust from such persons and on such terms as they may from time to time authorize. After the date of the initial contribution of capital (which shall occur prior to the initial public offering of Shares), the number of Shares to represent the initial contribution shall be considered as outstanding and the amount received by the Trustees on account of the contribution shall be treated as an asset of the Trust to be allocated among any Series or Class in the manner described in Section 5(a) of this Article. Subsequent to such initial contribution of capital, Shares (including Shares which may have been redeemed or repurchased by the Trust) may be issued or sold at a price which will net the relevant Series or Class, as the case may be, before paying any taxes in connection with such issue or sale, not less than the net asset value (as defined in Article X, Section 3) thereof; provided, however, that the Trustees may in their discretion impose a sales charge upon investments in the Trust.

Section 4. No Pre-emptive Rights.

Shareholders shall have no pre-emptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

Section 5. Establishment and Designation of Series or Class.

Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Michigan Intermediate Municipal Trust

Class A Shares

Institutional Shares

Federated Municipal High Yield Advantage Fund

Class A Shares

Class B Shares

Class C Shares

Class F Shares

Institutional Shares

Class T Shares

Federated Ohio Municipal Income Fund

Class A Shares

Class F Shares

Institutional Shares

Federated Pennsylvania Municipal Income Fund

Class A Shares

Class T Shares

Institutional Shares

As amended by Amd. #1 - 8/26/91; Amd. #2 - 11/14/91; Amd. #3 - 10/31/92; Amd. #4 - 10/31/92; Amd. #5 - 2/4/93; Amd. #6 - 5/24/93; Amd. #8 - 6/1/94; Amd. #9 - 9/1/94; Amd. #10 - 11/18/94; Amd. #11 - 5/9/95; Amd. #12 - 3/31/96; Amd. #13 - 2/24/97; Amd. #14 - 12/1/97; Amd. #15 - 8/21/98; Amd. #16 - 5/20/99; Amd. #17 - 6/1/99; Amd. #20 - 5/17/02; Amd. #21 - 5/14/04; Amd. #22 - 12/1/04; Amd. #23 - 5/18/06; Amd. #24, 8/28/07; Amd. #25, 8/15/08; Amd. #26 – 12/4/09; Amd. #27-6/11/13; Amd. #28-3/1/17;

Amd. #29-12/8/17; Amd. #30-2/2/18; Amd. #31-4/28/20

Shares of any Series or Class established in this Section 5 shall have the following relative rights and preferences:

(a) Assets belonging to Series or Class. All consideration received by the Trust for the issue or sale of Shares of a particular Series or Class, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof from whatever source derived, including, 6/11/13without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series or Class for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as “assets belonging to” that Series or Class. In the event that there are any assets, income earnings, profits and proceeds thereof, funds or payments which are not readily identifiable as belonging to any particular Series or Class (collectively “General Assets”), the Trustees shall allocate such General Assets to, between or among any one or more of the Series of Classes established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable, and any General Assets so allocated to a particular Series or Class shall belong to that Series or Class. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes.

(b) Liabilities Belonging to Series or Class. The assets belonging to each particular Series or Class shall be charged with the liabilities of the Trust in respect to that Series or Class and all expense, costs, charges and reserves attributable to that Series or Class, and any general liabilities of the Trust which are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Trustees to and among any one or more of the Series or Classes established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges and reserves to charged to a Series or Class are herein referred to as “liabilities belonging to” that Series or Class. Each allocation of liabilities belonging to a Series or Class by the Trustees shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes.

(c) Dividends, Distributions, Redemptions, Repurchases and Indemnification. Notwithstanding any other provisions of this Declaration, including, without limitation, Article X, no dividends or distribution (including, without limitation, any distribution paid upon termination of the Trust or of any Series or Class) with respect to, nor any redemption or repurchase of, the Shares of any Series or Class shall be affected by the Trust other than from the assets belonging to such Series or Class, nor except as specifically provided in Section 1 of Article XI hereof, shall any Shareholder of any particular Series or Class otherwise have any right or claim against the assets belonging to any other Series or Class except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series or Class.

(d) Voting. Notwithstanding any of the other provisions of this Declaration, including, without limitation, Section 1 of Article VIII, only Shareholders of a particular Series or Class shall be entitled to vote on any matters affecting such Series or Class. Except with respect to matters as to which any particular Series or Class is affected, all of the Shares of each Series or Class shall, on matters as to which such Series or Class is entitled to vote, vote with other Series or Classes so entitled as a single class. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more Series or Classes as a single class, the Trustees may, in their sole discretion, submit such matters to the Shareholders of any or all such Series or Classes, separately.

(e) Fraction. Any fractional Share of a Series or Class shall carry proportionately all the rights and obligations of a whole Share of that Series or Class, including rights with respect to voting, receipt of dividends and distributions, redemption of Shares and termination of the Trust or of any Series or Class.

(f) Exchange Privilege. The Trustees shall have the authority to provide that the holders of Shares of any Series or Class shall have the right to exchange said Shares for Shares of one or more other Series or Classes in accordance with such requirements and procedures as may be established by the Trustees.

(g) Combination of Series or Classes. The Trustees shall have the authority, without the approval of the Shareholders of any Series or Class, unless otherwise required by applicable law, to combine the assets and liabilities belonging to a single Series or Class with the assets and liabilities of one or more other Series or Classes.

(h) Elimination of Series or Classes. At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Trustees may amend this Declaration of Trust to abolish that Series or Class and to rescind the establishment and designation thereof.

ARTICLE IV

THE TRUSTEES

Section 1. Management of the Trust.

The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility. The Trustees who shall serve until the election of Trustees at the Meeting of Shareholders subsequent to the initial public offering of shares shall be John F. Donahue, William J. Copeland, J. Christopher Donahue, James E. Dowd, Lawrence D. Ellis, M.D., Edward L. Flaherty, Jr., J. Joseph Maloney, Jr., Gregor F. Meyer, Wesley W. Posvar and Marjorie P. Smuts.

Section 2. Election of Trustees at Meeting of Shareholders.

On a date fixed by the Trustees, which shall be subsequent to the initial public offering of Shares, the Shareholders shall elect Trustees. The number of Trustees shall be determined by the Trustees pursuant to Article IV, Section 5.

Section 3. Term of Office of Trustees.

The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter provided; except (a) that any Trustee may resign his office at any time by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed t any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) a Trustee may be removed at any special meeting of Shareholders of the Trust by a vote of two-thirds of the outstanding Shares.

Section 4. Termination of Service and Appointment of Trustees.

In case of the death, resignation, retirement, removal or mental or physical incapacity of any of the Trustees, or in case a vacancy shall, by reason of an increase in number, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointment such other person as they in their discretion shall see fit. Such appointing shall be effected by the signing of a written instrument by a majority of Trustees in office. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that such appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this Trust, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. Any appointment authorized by this Section 4 is subject to the provisions of Section 16(a) of the 1940 Act.

Section 5. Number of Trustees.

The number of Trustees, not less than three (3) nor more than twenty (20) serving hereunder at any time, shall be determined by the Trustees themselves.

Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled or while any Trustee is physically or mentally incapacitated, the other Trustees shall have all the powers hereunder and the certificate signed by a majority of the other Trustees of such vacancy, absence or incapacity, shall be conclusive, provided, however, that no vacancy which reduces the number of Trustees below three (3) shall remain unfilled for a period longer than six calendar months.

Section 6. Effect of Death, Resignation, etc. of a Trustee.

The death, resignation, retirement, removal, or mental or physical incapacity of the Trustees, or any of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

Section 7. Ownership of the Trust.

The assets belonging to each Series or Class shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustee. All of the assets belonging to each Series or Class or owned by the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership interest in any individual asset belonging to any Series or Class or owned by the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate individual beneficial interest in a Series or Class.

ARTICLE V

POWERS OF THE TRUSTEES

Section 1. Powers.

The Trustees in all instances shall act as principals, and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust or a Series or Class. The Trustees shall not be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments which they, in their uncontrolled discretion, shall deem proper to accomplish the purpose of this Trust. Without limiting the foregoing, the Trustees shall have the following specific powers and authority, subject to any applicable limitation in this Declaration of Trust or in the By-Laws of the Trust:

(a) To buy, and invest funds in their hands in, securities including, but not limited to, common stocks, preferred stocks, bonds, debentures, warrants and rights to purchase securities, options, certificates of beneficial interest, money market instruments, notes or other evidences or indebtedness issued by any corporation, trust or association, domestic or foreign, or issued or guaranteed by the United States of America or any agency of instrumentality thereof, by the government of any foreign country, by any State of the United States, or by any political subdivision or agency or instrumentality of any State or foreign country, or in “when-issued” or “delayed-delivery” contracts for any such securities, or in any repurchase agreement or reverse agreement, or in debt instruments, commodities, commodity contracts and options thereon, or to retain assets belonging to each and every Series or Class in cash, and from time to time to change the investments of the assets belonging to each Series or Class;

(b) To adopt By-Laws of the Trust not inconsistent with the Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve the right to the Shareholders;

(c) To elect and remove such officers and appoint and terminate such agents as they consider appropriate;

(d) To appoint or otherwise engage a bank or trust company as custodian of any assets belonging to any Series or Class subject to any conditions set forth in this Declaration of Trust or in the By-Laws;

(e) To appoint or otherwise engage transfer agents, dividend disbursing agents, Shareholder servicing agents, investment advisers, sub-investment advisers, principal underwriters, administrative service agents; and such other agents as the Trustees may from time to time appoint or otherwise engage;

(f) To provide for the distribution of any Shares of any Series or Class either through a principal underwriter in the manner hereinafter provided for or by the Trust itself, or both;

(g) To set record dates in the manner hereinafter provided for;

(h) To delegate such authority as they consider desirable to a committee or committees composed of Trustees, including without limitation, an Executive Committee, or to any officers of the Trust and to any agent, custodian or underwriter;

(i) To sell or exchange any or all of the assets belonging to one or more Series or Classes of the Trust, subject to the provisions of Article XII, Section 4(b) hereof;

(j) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

(k) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

(l) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form; or either in its own name or in the name of a custodian or a nominee or nominees, subject in either case to proper safeguards according to the usual practice of Massachusetts trust companies or investment companies.

(m) To consent to or participate in any plan for reorganization, consolidation or merger of any corporation or concern, any security of which belongs to any Series or Class, to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security which belongs to any Series or Class;

(n) To engage in and to prosecute, compound, compromise, abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, demands, and things relating to the Trust, and out of the assets belonging to any Series or Class to pay, or to satisfy, any debts, claims or expenses incurred in connection therewith, including those of litigation, upon any evidence that the Trustees may deem sufficient (such powers shall include without limitation any actions, suits, proceedings, disputes, claims, demands and things relating to the Trust wherein any of the Trustees may be named individually and the subject matter of which arises by reason of business for or on behalf of the Trust);

(o) To make distributions of income and of capital gains to Shareholders;

(p) To borrow money;

(q) From time to time to issue and sell the Shares of any Series or Class either for cash or for property whenever and in such amounts as the Trustee may deem desirable, but subject to the limitation set forth in Section 3 of Article III.

(r) To purchase insurance of any kind, including, without limitation, insurance on behalf of any person who is or was a Trustee, officer, employee or agent of the Trust, or is or was serving at the request of the Trust as a trustee, director, officer, agent or employee of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such.

(s) To sell, exchange, lend, pledge, mortgage, hypothecate, lease, or write options with respect to or otherwise deal in any property rights relating to any or all of the assets belonging to any Series or Class.

The Trustees shall have all of the powers set forth in this Section 1 with respect to all assets and liabilities of each Series and Class.

Section 2. Principal Transactions.

The Trustees shall not cause the Trust on behalf of any Series or Class to buy any securities (other than Shares) from or sell any securities (other than Shares) to, or lend any assets belonging to any Series or Class to, any Trustee or officer or employee of the Trust or any firm of which any such Trustee or officer is a member acting as principal unless permitted by the 1940 Act, but the Trust may employ any such other party or any such person or firm or company in which any such person is an Interested Person in any capacity not prohibited by the 1940 Act.

Section 3. Trustees and Officers as Shareholders.

Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares of any Series or Class to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued or sold Shares of any Series or Class to and buy such Shares from any such person or any firm or company in which he is an interested person subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the By-Laws.

Section 4. Parties to Contract.

The Trustees may enter into any contract of the character described in Article VII or in Article IX hereof or any other capacity not prohibited by the 1940 Act with any corporation, firm, trust or association, although one or more of the Shareholders, Trustees, officers, employees or agents of the Trust or any Series or Class or their affiliates may be an Officer, Director, Trustee, shareholder or Interested Person of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust or any Series or Class under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, in the absence of actual fraud. The same person (including a firm, corporation, trust or association) may be the other party to contracts entered into pursuant to Article VII or Article IX or any other capacity not prohibited by the 1940 Act, and any individual may be financially interested or otherwise an Interested Person or persons who are parties to any or all of the contracts mentioned in this Section 4.

ARTICLE VI

TRUSTEES’ EXPENSES AND COMPENSATION

Section 1. Trustee Reimbursement.

The Trustees shall be reimbursed from the assets belonging to each particular Series or Class for all of such Trustees’ expenses as such expenses are allocated to and among any one or more of the Series or Classes pursuant in Article III, Section 5(b), including, without limitation, expenses of organizing the Trust or any Series or Class and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for investment advisory services, administrative services and principal underwriting services provided for in Article VII, Sections 1, 2 and 3; fees and expenses of preparing and printing Registration Statements under the Securities Act of 1933 and the 1940 Act and any amendments thereto; expenses of registering and qualifying the Trust and any Series or Class of the Shares of any Series or Class under federal and state laws and regulations; expenses of preparing, printing and distributing prospectuses and any amendments thereof sent to shareholders, underwriters, broker-dealers and to investors who may be considering the purchase of Shares; expenses of registering, licensing or other authorization of the Trust or any Series or Class as a broker-dealer and of its officers as agents and salesmen under federal and state laws and regulations; interest expense, taxes, fees and commissions of every kind; expenses of issue (including cost of shares certificates), purchase, repurchase and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents and registrars; printing and mailing costs; auditing, accounting and legal expenses; reports to Shareholders and governmental officers and commissions; expenses of meetings of Shareholders and proxy solicitations therefor; insurance expenses; association membership dues and nonrecurring items as may arise, including all losses and liabilities by them incurred in administering the Trust and any Series or Class, including expenses incurred in connection with litigation, proceedings and claims and the obligations of the Trust under Article XI hereof and the By-Laws to indemnify its Trustees, officers, employees, Shareholders and agents, and any contract obligation to indemnify principal underwriters under Section 3 of Article VII; and for the payment of such expenses, disbursements, losses and liabilities, the Trustees shall have a lien on the assets belonging to each Series or Class prior to any rights or interests of the Shareholders of any Series or Class. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

Section 2. Trustee Compensation.

The Trustees shall be entitled to compensation from the assets belonging to any Series or Class for their respective services as Trustees, to be determined from time to time by vote of the Trustees, and the Trustees shall also determine the compensation of all officers, consultants and agents whom they may elect or appoint. The Trust may pay out of the assets belonging to any Series or Class any Trustee or any corporation, firm, trust or other entity of which a Trustee is an Interested Person for services rendered to the Trust in any capacity not prohibited by the 1940 Act, and such payments shall not be deemed compensation for services as a Trustee under the first sentence of this Section 2 of Article VI.

ARTICLE VII

INVESTMENT ADVISER, ADMINISTRATIVE SERVICES,

PRINCIPAL UNDERWRITER AND TRANSFER AGENT

Section 1. Investment Adviser.

Subject to a Majority Shareholder Vote by the relevant Series or Class, the Trustees may in their discretion from time to time enter into an investment advisory contract whereby the other party to such contract shall undertake to furnish the Trustees investment advisory services for such Series or Class upon such terms and conditions and for such compensation as the Trustees may in their discretion determine. Subject to a Majority Shareholder Vote by the relevant Series or Class, the investment adviser may enter into a sub-investment advisory contract to receive investment advice and/or statistical and factual information from the sub-investment adviser upon such terms and conditions and for such compensation as the Trustees may in their discretion, may agree to. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the investment adviser or sub-investment adviser or any person furnishing administrative personnel and services as set forth in Article VII, Section 2 (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities belonging to a Series or Class on behalf of the Trustees or may authorize any officer or Trustee to effect such purchases, sales, or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales and exchanges shall be deemed to have been authorized by the Trustees. The Trustee may also authorize the investment adviser to determine what firms shall be employed to effect transactions in securities for the account of a Series or Class and to determine what firms shall participate in any such transactions or shall share in commissions or fees charged in connection with such transactions.

Section 2. Administrative Services.

The Trustees may in their discretion from time to time contract for administrative personnel and services whereby the other party shall agree to provide the Trustees administrative personnel and services to operate the Trust or a Series or Class on a daily basis, on such terms and conditions as the Trustees may in their discretion determine. Such services may be provided by one or more entities.

Section 3. Principal Underwriter.

The Trustees may in their discretion from time to time enter into an exclusive or nonexclusive contract or contracts providing for the sale of the Shares of a Series or Class to net such Series or Class not less than the amount provided in Article III, Section 3 hereof, whereby a Series or Class may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such shares. In either case, the contract shall be on such terms and conditions (including indemnification of principal underwriters allowable under applicable law and regulation) as the Trustees may in their discretion determine not inconsistent with the provisions of this Article VII; and such contract may also provide for the repurchase or sale of Shares of a Series or Class by such other party as principal or as agent of the Trust and may provide that the other party may maintain a market for shares of a Series or Class.

Section 4. Transfer Agent.

The Trustees may in their discretion from time to time enter into transfer agency and shareholder services contracts whereby the other party shall undertake to furnish a transfer agency and shareholder services. The contracts shall be on such terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Declaration of Trust or of the By-Laws. Such services may be provided by one or more entities.

ARTICLE VIII

SHAREHOLDERS’ VOTING POWERS AND MEETINGS

Section 1. Voting Powers.

Subject to the provisions set forth in Article III, Section 5(d), the Shareholders shall have power to vote (i) for the election of Trustees as provided in Article IV, Section 2; (ii) for the removal of Trustees as provided in Article IV, Section 3(d); (iii) with respect to any investment adviser or sub-investment adviser as provided in Article VII, Section 1; (iv) with respect to the amendment of this Declaration of Trust as provided in Article XII, Section 7; (v) to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders; and (vi) with respect to such additional matters relating to the Trust as may be required by law, by this Declaration of Trust, or the By-Laws of the Trust or any regulation of the Trust with the Commission or any State, or as the Trustees may consider desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares of a Series or Class are issued, the Trustees may exercise all rights of Shareholders of such Series or Class with respect to matters affecting such Series or Class, and may take any action with respect to the Trust or such Series or Class required or permitted by law, this Declaration of Trust or any By-Laws of the Trust to be taken by Shareholders.

Section 2. Meetings.

A Shareholders meeting shall be held as specified in Section 2 of Article IV at the principal office of the Trust or such other place as the Trustees may designate. Special meetings of the Shareholders may be called by the Trustees or the Chief Executive Officer of the Trust and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth of the outstanding Shares entitled to fifteen days’ notice of any meeting.

Section 3. Quorum and Required Vote.

Except as otherwise provided by law, to constitute a quorum for the transaction of any business at any meeting of Shareholders there must be present, in person or by proxy, holders of more than fifty percent of the total number of outstanding Shares of all Series and Classes entitled to vote at such meeting. When any one or more Series or Classes is entitled to vote as a single Series or Class, more than fifty percent of the shares of each such Series or Class entitled to vote shall constitute a quorum at a Shareholders’ meeting of that Series or Class. If a quorum, shall not be present for the purpose of any vote that may properly come before the meeting, the Share present in person or by proxy and entitled to vote at such meeting on such matter may, by plurality vote, adjourn the meeting from time to time to such place and time without further notice than by announcement to be given at the meeting until a quorum, entitled to vote on such matter shall be present, whereupon any such matter may be voted upon at the meeting as though held when originally convened. Subject to any applicable requirement of law or of this Declaration of Trust or the By-Laws, a plurality of the votes cast shall elect a Trustee and all other matters shall be decided by a majority of the votes cast entitled to vote thereon.

Section 4. Additional Provisions.

The By-Laws may include further provisions for Shareholders’ votes and meetings and related matters.

ARTICLE IX

CUSTODIAN

The Trustees may, in their discretion, from time to time enter into contracts providing for custodial or accounting services to the Trust or any Series or Class. The contracts shall be on the terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Declaration of Trust or of the By-Laws. Such services may be provided by one or more entities, including one or more sub-custodians.

ARTICLE X

DISTRIBUTIONS AND REDEMPTIONS

Section 1. Distributions.

(a)       The Trustees may from time to time declare and pay dividends to the Shareholders of any Series or Class, and the amount of such dividends and the payment of them shall be wholly in the discretion of the Trustees. Such dividends may be accrued and automatically reinvested in additional Shares (or fractions thereof) of the relevant Series or Class or paid in cash or additional Shares of such Series or Class, all upon such terms and conditions as the Trustees may prescribe.

(b) The Trustees may distribute in respect of any fiscal year as dividends and as capital gains distributions, respectively, amounts sufficient to enable any Series or Class to qualify as a regulated investment company to avoid any liability for federal income taxes in respect of that year.

(c)       The decision of the Trustees as to what constitutes income and what is principal shall be final, and except as specifically provided herein the decision of the Trustees as to what expenses and charges of any Series or Class shall be charged against principal and what against the income shall be final. Any income not distributed in any year may be permitted to accumulate and as long as not distributed may be invested from time to time in the same manner as the principal funds of any Series or Class.

(d)       All dividends and distributions on Shares of a particular Series or Class shall be distributed pro rata to the holders of that Series or Class in proportion to the number of Shares of that Series or Class held by such holders and recorded on the books of the Trust or its transfer agent at the time of record established for that payment.

Section 2. Redemptions and Repurchases.

(a)       In case any Shareholder of record of the Trust at any time desires to dispose of Shares of any such Series or Class recorded in his name, he may deposit a written request (or such other form of request as the Trustees may from time to time authorize) requesting that the Trust purchase his Shares, together with such other instruments or authorizations to effect the transfer as the Trustees may from time to time require, at the office of the Transfer Agent, and the Trust shall purchase his Shares out of assets belonging to such Series. The purchase price shall be net asset value of his shares reduced by any redemption charge as the Trustees from time to time may determine.

Payment for such Shares shall be made by the Trust to the Shareholders of record within that time period required under the 1940 Act after the request (and, if required, such other instruments or authorizations of transfer) is deposited, subject to the right of the Trustees to postpone the date of payment pursuant to Section 4 of this Article X. If the redemption is postponed beyond the date on which it would normally occur by reason of a declaration by the Trustees suspending the right of redemption pursuant to Section 4 of this Article X, the right of the Shareholder to have his Shares purchased by the Trust shall be similarly suspended, and he may withdraw his request (or such other instruments or authorizations of transfer) from deposit if he so elects; or, if he does not so elect, the purchase price shall be the net asset value of his Shares, determined next after termination of such suspension (reduced by any redemption charge), and payment therefor and shall be made within the time period required under the 1940 Act.

(b)       The Trust may purchase Shares of a Series or Class by agreement with the owner thereof at a purchase price not exceeding the net asset value per Share (reduced by any redemption charge) determined (1) next after the purchase or contract of purchase is made of (2) at some later time.

(c)       The Trust may pay the purchase price (reduced by any redemption charge) in whole or in part by a distribution in kind of securities from the portfolio of the relevant Series or Class, taking such securities at the same value employed in determining net asset value, and selecting the securities in such manner as the Trustees may deem fair and equitable.

Section 3. Net Asset Value of Shares.

The net asset value of each Share of a Series or Class outstanding shall be determined at such time or times as may be determined by or on behalf of the Trustees. The power and duty to determine net asset value may be delegated by the Trustees from time to time to one or more of the Trustees or officers of the Trust, to the other party to any contract entered into pursuant to Section 1 or 2 of Article VII or to the custodian or to a transfer agent or other person designated by the Trustees.

The net asset value of each Shares of a Series or Class as of any particular time shall be the quotient (adjusted to the nearer cent) obtained by dividing the value, as of such time, of the net assets belonging to such Series or Class (i.e., the value of the assets belonging to such Series or Class less the liabilities belonging to such Series or Class exclusive of capital and surplus) by the total number of Shares outstanding of the Series or Class at such time in accordance with the requirements of the 1940 Act and applicable provisions of the By-Laws of the Trust in conformity with generally accepted accounting practices and principles.

The Trustees may declare a suspension of the determination of net asset value for the whole or any part of any part in accordance with the 1940 Act.

Section 4. Suspension of the Right of Redemption.

The Trustees may declare a suspension of the right of redemption or postpone the date of payment for the whole or any part of any period in accordance with the 1940 Act.

Section 5. Trust’s Right to Redeem Shares.

The Trust shall have the right to cause the redemption of Shares of any Series or Class in any Shareholder’s account for their then current net asset value and promptly make payment to the shareholder (which payment may be reduced by any applicable redemption charge), if at any time the total investment in the account does not have a minimum dollar value determined from time to time by the Trustees in their sole discretion.

ARTICLE XI

LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 1. Limitation of Personal Liability and Indemnification of Shareholders.

The Trustees, officers, employees or agents of the Trust shall have no power to bind any Shareholder of any Series or Class personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever, other than such as the Shareholder may at any time agree to pay by way of subscription to any Shares or otherwise.

No Shareholder or former Shareholder of any Series or Class shall be liable solely by reason of his being or having been a Shareholder for any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind, against, or with respect to the Trust or any Series or Class arising out of any action taken or omitted for or on behalf of the Trust or such Series or Class, and the Trust or such Series or Class shall be solely liable therefor and resort shall be had solely to the property of the relevant Series or Class of the Trust for the payment or performance thereof.

Each Shareholder or former Shareholder of any Series or Class (or their heirs, executors, administrators or other legal representatives or, in case of a corporate entity, its corporate or general successor) shall be entitled to indemnified and reimbursement by the Trust to the full extent of such liability and the costs of any litigation or other proceedings in which such liability shall have been determined, including, without limitation, the fees and disbursements of counsel if, contrary to the provision hereof, such Shareholder or former Shareholder of such Series or Class shall be held to personally liability. Such indemnification and reimbursement shall come exclusively from the assets of the relevant Series or Class.

The Trust shall, upon request by a Shareholder or former Shareholder, assume the defense of any claim made against any Shareholder for any act or obligation of the Trust or any Series or Class and satisfy any judgment thereon.

Section 2. Limitation of Personal Liability of Trustees, Officers, Employees or Agents of the Trust.

No Trustee, officer, employee or agent of the Trust shall have the power to bind any other Trustee, officer, employee or agent of the Trust personally. The Trustees, officers, employees or agents of the Trust incurring any debts, liabilities or obligations, or in taking or omitting any other actions for or in connection with the Trust are, and each shall be deemed to be, acting as Trustee, officer, employee or agent of the Trust and not in his own individual capacity.

Trustees and officers of the Trust shall be liable for their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer, as the case may be, and for nothing else.

Section 3. Express Exculpatory Clauses and Instruments.

The Trustees shall use every reasonable means to assure that all persons having dealings with the Trust or any Series or Class shall be informed that the property of the Shareholders and Trustees, officers, employees and agents of the Trust or any Series or Class shall not be subject to claims against or obligations of the Trust or any other Series or Class to any extent whatsoever. The Trustees shall cause to be inserted in any written agreement, undertaking or obligation made or issued on behalf of the Trust or any Series or Class (including certificates for Shares of any Series or Class) an appropriate reference to the provisions of this Declaration, providing that neither the Shareholders, the Trustees, the officers, the employees nor any agent of the Trust or any Series or Class shall be liable thereunder, and that the other parties to such instrument shall look solely to the assets belonging to the relevant Series or Class for the payment of any claim thereunder or for the performance thereof; but the omission of such provisions from any such instrument shall not render any Shareholder, Trustee, officer, employee or agent liable, nor shall the Trustee, or any officer, agent or employee of the Trust or any Series or Class be liable to anyone for such omission. If, notwithstanding this provision, any Shareholder, Trustee, officer, employee or agent shall be held liable to any other person by reason of the omission of such provision from any such agreement, undertaking or obligation, the Shareholder, Trustee, officers, employee or agent shall be indemnified and reimbursement by the Trust.

ARTICLE XII

MISCELLANEOUS

Section 1. Trust is not a Partnership.

It is hereby expressly declared that a trust and not a partnership is created hereby.

Section 2. Trustee Action Binding, Expert Advice, No Bond or Surety.

The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. Subject to the provisions of Article XI, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

Section 3. Establishment of Record Dates.

The Trustees may close the Share transfer books of the Trust maintained with respect to any Series or Class for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders of the Trust or such Series or Class, or the date for the payment of any dividend or the making of any distribution to Shareholders, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares of such Series or Class shall go into effect; or in lieu of closing the Share transfer books as aforesaid, the Trustees may fix in advance a date, not exceeding sixty (60) days preceding the date of any meeting of Shareholders of the Trust or such Series or Class, or the date for the payment of any dividend or the making of any distribution to Shareholders of any Series or Class, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares of any Series or Class shall go into effect, or the last day on which the consent or dissent of Shareholders of any Series or Class may be effectively expressed for any purpose, as a record date for the determination of the Shareholder entitled to notice of, and, to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend or distribution, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of shares, or to exercise the right to give such consent or dissent, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend or distribution, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding, after such date fixed aforesaid, any transfer of any Shares on the books of the Trust maintained with respect to such Series or Class. Nothing in the foregoing sentence shall be construed as precluding the Trustees from setting different record dates for different Series or Classes.

Section 4. Termination of Trust.

(a)       This Trust shall continue without limitation of time but subject to the provisions of paragraphs (b), (c) and (d) of this Section 4.

(b)       The Trustees may, by majority action, with the approval of the holders of more than fifty percent of the outstanding Shares of each Series or Class entitled to vote and voting separately by Series or Class, sell and convey the assets of the Trust or any Series or Class to another trust or corporation. Upon making provision for the payment of all liabilities, by assumption or otherwise, the Trustees shall distribute the remaining proceeds belonging to each Series or Class ratably among the holders of the Shares of that Series or Class then outstanding.

(c)       Subject to a Majority Shareholder Vote by the such Series or Class, the Trustees may at any time sell and convert into money all the assets of the Trust or any Series or Class. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent belonging to each Series or Class, the Trustees shall distribute the remaining assets belonging to each Series or Class ratably among the holders of the outstanding Shares of that Series or Class.

(d)       Upon completion of the distribution of the remaining proceeds of the remaining assets as provided in paragraphs (b) and (c), the Trust or the applicable Series or Class shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder or with respect thereto and the right, title and interest of all parties shall be canceled and discharged.

Section 5. Offices of the Trust, Filing of Copies, Headings, Counterparts.

The Trust shall maintain a usual place of business in Massachusetts, which shall be determined by the Trustees, and shall continue to maintain an office at such address unless changed by the Trustees to another location in Massachusetts. As amended by Amd. #7 - 7/5/94; Amd. #19 - 5/19/00 The Trust may maintain other offices as the Trustees may from time to time determine. The original or a copy of this instrument and of each declaration of Trust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental declaration of trust shall be filed by the Trustees with the Massachusetts Secretary of State and the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

Section 6. Applicable Law.

The Trust set forth in this instrument is created under is to be governed by and construed and administered according to the laws of the Commonwealth of Massachusetts. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

Section 7. Amendments - - General.

Prior to the initial issuance of Shares pursuant to Section 3 of Article III, a majority of the Trustees then in office may amend or otherwise supplement this instrument by making a Declaration of Trust supplemental hereto, which thereafter shall form a part hereof. Subsequent to such initial issuance of Shares, if authorized by a majority of the Trustees then in office and by of a Majority of Shareholder Vote all Series and Classes then outstanding and entitled to vote thereon (except that any amendments or supplements changing the name of the Trust or pursuant to Section 8 hereunder may be made without shareholder approval), or by any larger vote which may be required by applicable law or this Declaration of Trust in any particular case, which amendment or supplement thereafter shall form a part hereof. Any such amendment or supplement (which may be in the form of a complete restatement) may be evidenced by either (i) a supplemental Declaration of Trust signed by at least a majority of the Trustees then in office or (ii) by a certificate of the President and Secretary of the Trust setting forth such amendment or supplement and certifying that such amendment or supplement has been duly authorized by the Trustees, and if required, by the shareholders. Copies of the supplemental Declaration of Trust or the certificate of the President and Secretary, as the case may be, shall be filed as specified in Section 5 of this Article XII.

Section 8. Amendments - - Series.

The establishment and designation of any series or class of shares in addition to those established and designated in Section 5 of Article III hereof shall be effective upon the execution by a majority of the then Trustees of an amendment to this Declaration of Trust, taking the form of a complete restatement or otherwise, setting forth such establishment and designation and the relative rights and preferences of any such Series or Class, or as otherwise provided in such instrument.

Without limiting the generality of the foregoing, the Declaration of Trust may be amended to:

(a)       create one or more Series or Classes of Shares (in addition to any Series or Classes already existing or otherwise) with such rights and preferences and such eligibility requirements for investment therein as the Trustees shall determine and reclassify any or all outstanding Shares as Shares of particular Series or Classes in accordance with such eligibility requirements;

(b)       combine two or more Series or Classes of Shares into a single Series or Class on such terms and conditions as the Trustees shall determine;

(c)       change or eliminate any eligibility requirements for investment in Shares of any Series or Class, including without limitation the power to provide for the issue of Shares of any Series or Class in connection with any merger or consolidation of the Trust with another Trust or company or any acquisition by the Trust of part or all of the assets of another trust or company;

(d)       change and designation of any Series or Class of Shares;

(e)       change the method of allocating dividends among the various Series and Classes of Shares;

(f)       allocate any specific assets or liabilities of the Trust or any specific items of income or expense of the Trust to one or more Series and Classes of Shares;

(g)       specifically allocate assets to any or all Series or Classes of Shares or create one or more additional Series or Classes of Shares which are preferred over all other Series or Classes of Shares in respect of assets specifically allocated thereto or any dividends paid by the Trust with respect to any net income, however determined, earned from the investment or reinvestment or any assets so allocated or otherwise and provide for any special voting or other rights with respect to such Series or Classes.

Section 9. Use of Name. The Trust acknowledges that Federated Investors has reserved the right to grant the non-exclusive use of the name “Federated” or any derivative thereof to any other investment company, investment company portfolio, investment adviser, distributor, or other business enterprise, and to withdraw from the Trust or owe or more Series or Classes any right to use of the name “Federated”. As added by Amd. #16 - 5/20/99.

IN WITNESS WHEREOF, the undersigned have executed this instrument the day and year first above written.

/s/ John F. Donahue /s/ J. Joseph Maloney, Jr.

John F. Donahue J. Joseph Maloney, Jr.

/s/ William J. Copeland /s/ Gregor F. Meyer

William J. Copeland Gregor F. Meyer

/s/ J. Christopher Donahue /s/ Wesley W. Posvar

J. Christopher Donahue Wesley W. Posvar

/s/ James E. Dowd /s/ Marjorie P. Smuts

James E. Dowd Marjorie P. Smuts

/s/ Lawrence D. Ellis, M.D. /s/ Edward L. Flaherty, Jr.

Lawrence D. Ellis, M.D. Edward L. Flaherty, Jr.

The preceding Declaration of Trust is a clean copy incorporating all amendments. The following pages include the document as originally filed with the commonwealth of Massachusetts and each individual amendment that has been incorporated.

DECLARATION OF TRUST

FEDERATED MUNICIPAL INCOME TRUST

Dated August 6, 1990

DECLARATION OF TRUST made August 6, 1990 by John F. Donahue, William J. Copeland, J. Christopher Donahue, James E. Dowd, Lawrence D. Ellis, M.D., Edward L. Flaherty, Jr., J. Joseph Maloney, Jr., Gregor F. Meyer, Wesley W. Posvar, and Marjorie P. Smuts.

WHEREAS the Trustees desire to establish a trust fund for the investment and reinvestment of funds contributed thereto;

NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust fund hereunder shall be held and managed under this Declaration of Trust IN TRUST as herein set forth below.

ARTICLE I

NAMES AND DEFINITIONS

Section 1. Name.

This Trust shall be known as Federated Municipal Income Trust.

Section 2. Definitions.

Wherever used herein, unless otherwise required by the context or specifically provided:

(a) The terms “Affiliated Person,” “Assignment,” “Commission,” “Interested Person,” “Majority Shareholder Vote” (the 67% or 50% requirement of Section 2(a)(42) of the 1940 Act, whichever may be applicable) and “Principal Underwriter” shall have the meanings given them in the 1940 Act, as amended from time to time;

(b) The “Trust” refers to Federated Municipal Income Trust;

(c) “Class” refers to a class of Shares established and designated under or in accordance with the provisions of Article III;

(d) “Series” refers to a series of Shares established and designated under or in accordance with the provisions of Article III;

(e) “Series Company” refers to the form of a registered open-end investment company described in Section 18(f)(2) of the 1940 Act or in any successor statutory provision;

(f) “Shareholder” means a record owner of Shares of any Series or Class;

(g) The “Trustees” refer to the individual Trustees in their capacity as Trustees hereunder of the Trust and their successor or successors for the time being in office as such Trustees;

(h) “Shares” means the equal proportionate units of interest into which the beneficial interest in the Trust shall be divided from time to time, or if more than one Series or Class of Shares is authorized by the Trustees, the equal proportionate units into which each Series or Class of Shares shall be divided from time to time and includes fractions of Shares as well as whole Shares; and

(i) The “1940 Act” refers to the Investment Company Act of 1940, and the Rules and Regulations thereunder (including any exemptions granted thereunder), as amended from time to time.

ARTICLE II

PURPOSE OF THE TRUST

The purpose of this Trust is to provide investors a continuous source of managed investments by investing primarily in securities (including options) and also in debt instruments, commodities, commodity contracts and options thereon.

ARTICLE III

BENEFICIAL INTEREST

Section 1. Shares of Beneficial Interest.

The beneficial interest in the Trust shall at all times be divided into transferable Shares, without par value. Subject to the provisions of Section 5 of this Article III, each Shares shall have voting rights as provided in Article VIII hereof, and holders of the Shares of any Series shall be entitled to receive dividends, when and as declared with respect thereto in the manner provided in Article X, Section 1 hereof. The Shares of any Series may be issued in two or more Classes, as the Trustees may authorize pursuant to Article XII, Section 8 hereof. Unless the Trustees have authorized the issuance of Shares of a Series in two or more Classes, each Share of a Series shall represent an equal proportionate interest in the assets and liabilities of the Series with each other Share of the same Series, none having priority or preference over another. If the Trustees have authorized the issuance of Shares of a Series in two or more Classes, then the Classes may have such variations as to dividend, redemption, and voting rights, net asset values, expenses borne by the Classes, and other matters as the Trustees have authorized provided that each Share of a Class shall represent an equal proportionate interest in the assets and liabilities of the Class with each other Share or the same Class, none having priority or preference over another. The number of Shares which may be issued is unlimited. The Trustees may from time to time divide or combine the Shares of any Series or Class into a greater or lesser number without thereby changing the proportionate beneficial interests in the Series or Class.

Section 2. Ownership of Shares.

The ownership of Shares shall be recorded in the books of the Trust or a transfer agents which books shall be maintained separately for the Shares of each Series or Class. The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of the Trust or any transfer agent, as the case may be, shall be conclusive as to who are the Shareholders of each Series or Class and as to the number of Shares of each Series or Class held from time to time by each.

Section 3. Investment in the Trust.

The Trustees shall accept investments in the Trust from such persons and on such terms as they may from time to time authorize. After the date of the initial contribution of capital (which shall occur prior to the initial public offering of Shares), the number of Shares to represent the initial contribution shall be considered as outstanding and the amount received by the Trustees on account of the contribution shall be treated as an asset of the Trust to be allocated among any Series or Class in the manner described in Section 5(a) of this Article. Subsequent to such initial contribution of capital, Shares (including Shares which may have been redeemed or repurchased by the Trust) may be issued or sold at a price which will net the relevant Series or Class, as the case may be, before paying any taxes in connection with such issue or sale, not less than the net asset value (as defined in Article X, Section 3) thereof; provided, however, that the Trustees may in their discretion impose a sales charge upon investments in the Trust.

Section 4. No Pre-emptive Rights.

Shareholders shall have no pre-emptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

Section 5. Establishment and Designation of Series or Class.

Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class the initial series or class shall be; and are established and designated as, Pennsylvania Municipal Income Fund and Ohio Municipal Income Fund.

Shares of any Series or Class established in this Section 5 shall have the following relative rights and preferences:

(a) Assets belonging to Series or Class. All consideration received by the Trust for the issue or sale of Shares of a particular Series or Class, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series or Class for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as “assets belonging to” that Series or Class. In the event that there are any assets, income earnings, profits and proceeds thereof, funds or payments which are not readily identifiable as belonging to any particular Series or Class (collectively “General Assets”), the Trustees shall allocate such General Assets to, between or among any one or more of the Series of Classes established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable, and any General Assets so allocated to a particular Series or Class shall belong to that Series or Class. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes.

(b) Liabilities Belonging to Series or Class. The assets belonging to each particular Series or Class shall be charged with the liabilities of the Trust in respect to that Series or Class and all expense, costs, charges and reserves attributable to that Series or Class, and any general liabilities of the Trust which are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Trustees to and among any one or more of the Series or Classes established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges and reserves to charged to a Series or Class are herein referred to as “liabilities belonging to” that Series or Class. Each allocation of liabilities belonging to a Series or Class by the Trustees shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes.

(c) Dividends, Distributions, Redemptions, Repurchases and Indemnification. Notwithstanding any other provisions of this Declaration, including, without limitation, Article X, no dividends or distribution (including, without limitation, any distribution paid upon termination of the Trust or of any Series or Class) with respect to, nor any redemption or repurchase of, the Shares of any Series or Class shall be affected by the Trust other than from the assets belonging to such Series or Class, nor except as specifically provided in Section 1 of Article XI hereof, shall any Shareholder of any particular Series or Class otherwise have any right or claim against the assets belonging to any other Series or Class except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series or Class.

(d) Voting. Notwithstanding any of the other provisions of this Declaration, including, without limitation, Section 1 of Article VIII, only Shareholders of a particular Series or Class shall be entitled to vote on any matters affecting such Series or Class. Except with respect to matters as to which any particular Series or Class is affected, all of the Shares of each Series or Class shall, on matters as to which such Series or Class is entitled to vote, vote with other Series or Classes so entitled as a single class. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more Series or Classes as a single class, the Trustees may, in their sole discretion, submit such matters to the Shareholders of any or all such Series or Classes, separately.

(e) Fraction. Any fractional Share of a Series or Class shall carry proportionately all the rights and obligations of a whole Share of that Series or Class, including rights with respect to voting, receipt of dividends and distributions, redemption of Shares and termination of the Trust or of any Series or Class.

(f) Exchange Privilege. The Trustees shall have the authority to provide that the holders of Shares of any Series or Class shall have the right to exchange said Shares for Shares of one or more other Series or Classes in accordance with such requirements and procedures as may be established by the Trustees.

(g) Combination of Series or Classes. The Trustees shall have the authority, without the approval of the Shareholders of any Series or Class, unless otherwise required by applicable law, to combine the assets and liabilities belonging to a single Series or Class with the assets and liabilities of one or more other Series or Classes.

(h) Elimination of Series or Classes. At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Trustees may amend this Declaration of Trust to abolish that Series or Class and to rescind the establishment and designation thereof.

ARTICLE IV

THE TRUSTEES

Section 1. Management of the Trust.

The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility. The Trustees who shall serve until the election of Trustees at the Meeting of Shareholders subsequent to the initial public offering of shares shall be John F. Donahue, William J. Copeland, J. Christopher Donahue, James E. Dowd, Lawrence D. Ellis, M.D., Edward L. Flaherty, Jr., J. Joseph Maloney, Jr., Gregor F. Meyer, Wesley W. Posvar and Marjorie P. Smuts.

Section 2. Election of Trustees at Meeting of Shareholders.

On a date fixed by the Trustees, which shall be subsequent to the initial public offering of Shares, the Shareholders shall elect Trustees. The number of Trustees shall be determined by the Trustees pursuant to Article IV, Section 5.

Section 3. Term of Office of Trustees.

The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter provided; except (a) that any Trustee may resign his office at any time by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed t any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) a Trustee may be removed at any special meeting of Shareholders of the Trust by a vote of two-thirds of the outstanding Shares.

Section 4. Termination of Service and Appointment of Trustees.

In case of the death, resignation, retirement, removal or mental or physical incapacity of any of the Trustees, or in case a vacancy shall, by reason of an increase in number, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointment such other person as they in their discretion shall see fit. Such appointing shall be effected by the signing of a written instrument by a majority of Trustees in office. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that such appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this Trust, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. Any appointment authorized by this Section 4 is subject to the provisions of Section 16(a) of the 1940 Act.

Section 5. Number of Trustees.

The number of Trustees, not less than three (3) nor more than twenty (20) serving hereunder at any time, shall be determined by the Trustees themselves.

Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled or while any Trustee is physically or mentally incapacitated, the other Trustees shall have all the powers hereunder and the certificate signed by a majority of the other Trustees of such vacancy, absence or incapacity, shall be conclusive, provided, however, that no vacancy which reduces the number of Trustees below three (3) shall remain unfilled for a period longer than six calendar months.

Section 6. Effect of Death, Resignation, etc. of a Trustee.

The death, resignation, retirement, removal, or mental or physical incapacity of the Trustees, or any of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

Section 7. Ownership of the Trust.

The assets belonging to each Series or Class shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustee. All of the assets belonging to each Series or Class or owned by the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership interest in any individual asset belonging to any Series or Class or owned by the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate individual beneficial interest in a Series or Class.

ARTICLE V

POWERS OF THE TRUSTEES

Section 1. Powers.

The Trustees in all instances shall act as principals, and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust or a Series or Class. The Trustees shall not be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments which they, in their uncontrolled discretion, shall deem proper to accomplish the purpose of this Trust. Without limiting the foregoing, the Trustees shall have the following specific powers and authority, subject to any applicable limitation in this Declaration of Trust or in the By-Laws of the Trust:

(a) To buy, and invest funds in their hands in, securities including, but not limited to, common stocks, preferred stocks, bonds, debentures, warrants and rights to purchase securities, options, certificates of beneficial interest, money market instruments, notes or other evidences or indebtedness issued by any corporation, trust or association, domestic or foreign, or issued or guaranteed by the United States of America or any agency of instrumentality thereof, by the government of any foreign country, by any State of the United States, or by any political subdivision or agency or instrumentality of any State or foreign country, or in “when-issued” or “delayed-delivery” contracts for any such securities, or in any repurchase agreement or reverse agreement, or in debt instruments, commodities, commodity contracts and options thereon, or to retain assets belonging to each and every Series or Class in cash, and from time to time to change the investments of the assets belonging to each Series or Class;

(b) To adopt By-Laws of the Trust not inconsistent with the Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve the right to the Shareholders;

(c) To elect and remove such officers and appoint and terminate such agents as they consider appropriate;

(d) To appoint or otherwise engage a bank or trust company as custodian of any assets belonging to any Series or Class subject to any conditions set forth in this Declaration of Trust or in the By-Laws;

(e) To appoint or otherwise engage transfer agents, dividend disbursing agents, Shareholder servicing agents, investment advisers, sub-investment advisers, principal underwriters, administrative service agents; and such other agents as the Trustees may from time to time appoint or otherwise engage;

(f) To provide for the distribution of any Shares of any Series or Class either through a principal underwriter in the manner hereinafter provided for or by the Trust itself, or both;

(g) To set record dates in the manner hereinafter provided for;

(h) To delegate such authority as they consider desirable to a committee or committees composed of Trustees, including without limitation, an Executive Committee, or to any officers of the Trust and to any agent, custodian or underwriter;

(i) To sell or exchange any or all of the assets belonging to one or more Series or Classes of the Trust, subject to the provisions of Article XII, Section 4(b) hereof;

(j) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

(k) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

(l) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form; or either in its own name or in the name of a custodian or a nominee or nominees, subject in either case to proper safeguards according to the usual practice of Massachusetts trust companies or investment companies.

(m) To consent to or participate in any plan for reorganization, consolidation or merger of any corporation or concern, any security of which belongs to any Series or Class, to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security which belongs to any Series or Class;

(n) To engage in and to prosecute, compound, compromise, abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, demands, and things relating to the Trust, and out of the assets belonging to any Series or Class to pay, or to satisfy, any debts, claims or expenses incurred in connection therewith, including those of litigation, upon any evidence that the Trustees may deem sufficient (such powers shall include without limitation any actions, suits, proceedings, disputes, claims, demands and things relating to the Trust wherein any of the Trustees may be named individually and the subject matter of which arises by reason of business for or on behalf of the Trust);

(o) To make distributions of income and of capital gains to Shareholders;

(p) To borrow money;

(q) From time to time to issue and sell the Shares of any Series or Class either for cash or for property whenever and in such amounts as the Trustee may deem desirable, but subject to the limitation set forth in Section 3 of Article III.

(r) To purchase insurance of any kind, including, without limitation, insurance on behalf of any person who is or was a Trustee, officer, employee or agent of the Trust, or is or was serving at the request of the Trust as a trustee, director, officer, agent or employee of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such.

(s) To sell, exchange, lend, pledge, mortgage, hypothecate, lease, or write options with respect to or otherwise deal in any property rights relating to any or all of the assets belonging to any Series or Class.

The Trustees shall have all of the powers set forth in this Section 1 with respect to all assets and liabilities of each Series and Class.

Section 2. Principal Transactions.

The Trustees shall not cause the Trust on behalf of any Series or Class to buy any securities (other than Shares) from or sell any securities (other than Shares) to, or lend any assets belonging to any Series or Class to, any Trustee or officer or employee of the Trust or any firm of which any such Trustee or officer is a member acting as principal unless permitted by the 1940 Act, but the Trust may employ any such other party or any such person or firm or company in which any such person is an Interested Person in any capacity not prohibited by the 1940 Act.

Section 3. Trustees and Officers as Shareholders.

Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares of any Series or Class to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued or sold Shares of any Series or Class to and buy such Shares from any such person or any firm or company in which he is an interested person subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the By-Laws.

Section 4. Parties to Contract.

The Trustees may enter into any contract of the character described in Article VII or in Article IX hereof or any other capacity not prohibited by the 1940 Act with any corporation, firm, trust or association, although one or more of the Shareholders, Trustees, officers, employees or agents of the Trust or any Series or Class or their affiliates may be an Officer, Director, Trustee, shareholder or Interested Person of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust or any Series or Class under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, in the absence of actual fraud. The same person (including a firm, corporation, trust or association) may be the other party to contracts entered into pursuant to Article VII or Article IX or any other capacity not prohibited by the 1940 Act, and any individual may be financially interested or otherwise an Interested Person or persons who are parties to any or all of the contracts mentioned in this Section 4.

ARTICLE VI

TRUSTEES’ EXPENSES AND COMPENSATION

Section 1. Trustee Reimbursement.

The Trustees shall be reimbursed from the assets belonging to each particular Series or Class for all of such Trustees’ expenses as such expenses are allocated to and among any one or more of the Series or Classes pursuant in Article III, Section 5(b), including, without limitation, expenses of organizing the Trust or any Series or Class and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for investment advisory services, administrative services and principal underwriting services provided for in Article VII, Sections 1, 2 and 3; fees and expenses of preparing and printing Registration Statements under the Securities Act of 1933 and the 1940 Act and any amendments thereto; expenses of registering and qualifying the Trust and any Series or Class of the Shares of any Series or Class under federal and state laws and regulations; expenses of preparing, printing and distributing prospectuses and any amendments thereof sent to shareholders, underwriters, broker-dealers and to investors who may be considering the purchase of Shares; expenses of registering, licensing or other authorization of the Trust or any Series or Class as a broker-dealer and of its officers as agents and salesmen under federal and state laws and regulations; interest expense, taxes, fees and commissions of every kind; expenses of issue (including cost of shares certificates), purchase, repurchase and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents and registrars; printing and mailing costs; auditing, accounting and legal expenses; reports to Shareholders and governmental officers and commissions; expenses of meetings of Shareholders and proxy solicitations therefor; insurance expenses; association membership dues and nonrecurring items as may arise, including all losses and liabilities by them incurred in administering the Trust and any Series or Class, including expenses incurred in connection with litigation, proceedings and claims and the obligations of the Trust under Article XI hereof and the By-Laws to indemnify its Trustees, officers, employees, Shareholders and agents, and any contract obligation to indemnify principal underwriters under Section 3 of Article VII; and for the payment of such expenses, disbursements, losses and liabilities, the Trustees shall have a lien on the assets belonging to each Series or Class prior to any rights or interests of the Shareholders of any Series or Class. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

Section 2. Trustee Compensation.

The Trustees shall be entitled to compensation from the assets belonging to any Series or Class for their respective services as Trustees, to be determined from time to time by vote of the Trustees, and the Trustees shall also determine the compensation of all officers, consultants and agents whom they may elect or appoint. The Trust may pay out of the assets belonging to any Series or Class any Trustee or any corporation, firm, trust or other entity of which a Trustee is an Interested Person for services rendered to the Trust in any capacity not prohibited by the 1940 Act, and such payments shall not be deemed compensation for services as a Trustee under the first sentence of this Section 2 of Article VI.

ARTICLE VII

INVESTMENT ADVISER, ADMINISTRATIVE SERVICES,

PRINCIPAL UNDERWRITER AND TRANSFER AGENT

Section 1. Investment Adviser.

Subject to a Majority Shareholder Vote by the relevant Series or Class, the Trustees may in their discretion from time to time enter into an investment advisory contract whereby the other party to such contract shall undertake to furnish the Trustees investment advisory services for such Series or Class upon such terms and conditions and for such compensation as the Trustees may in their discretion determine. Subject to a Majority Shareholder Vote by the relevant Series or Class, the investment adviser may enter into a sub-investment advisory contract to receive investment advice and/or statistical and factual information from the sub-investment adviser upon such terms and conditions and for such compensation as the Trustees may in their discretion, may agree to. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the investment adviser or sub-investment adviser or any person furnishing administrative personnel and services as set forth in Article VII, Section 2 (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities belonging to a Series or Class on behalf of the Trustees or may authorize any officer or Trustee to effect such purchases, sales, or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales and exchanges shall be deemed to have been authorized by the Trustees. The Trustee may also authorize the investment adviser to determine what firms shall be employed to effect transactions in securities for the account of a Series or Class and to determine what firms shall participate in any such transactions or shall share in commissions or fees charged in connection with such transactions.

Section 2. Administrative Services.

The Trustees may in their discretion from time to time contract for administrative personnel and services whereby the other party shall agree to provide the Trustees administrative personnel and services to operate the Trust or a Series or Class on a daily basis, on such terms and conditions as the Trustees may in their discretion determine. Such services may be provided by one or more entities.

Section 3. Principal Underwriter.

The Trustees may in their discretion from time to time enter into an exclusive or nonexclusive contract or contracts providing for the sale of the Shares of a Series or Class to net such Series or Class not less than the amount provided in Article III, Section 3 hereof, whereby a Series or Class may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such shares. In either case, the contract shall be on such terms and conditions (including indemnification of principal underwriters allowable under applicable law and regulation) as the Trustees may in their discretion determine not inconsistent with the provisions of this Article VII; and such contract may also provide for the repurchase or sale of Shares of a Series or Class by such other party as principal or as agent of the Trust and may provide that the other party may maintain a market for shares of a Series or Class.

Section 4. Transfer Agent.

The Trustees may in their discretion from time to time enter into transfer agency and shareholder services contracts whereby the other party shall undertake to furnish a transfer agency and shareholder services. The contracts shall be on such terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Declaration of Trust or of the By-Laws. Such services may be provided by one or more entities.

ARTICLE VIII

SHAREHOLDERS’ VOTING POWERS AND MEETINGS

Section 1. Voting Powers.

Subject to the provisions set forth in Article III, Section 5(d), the Shareholders shall have power to vote (i) for the election of Trustees as provided in Article IV, Section 2; (ii) for the removal of Trustees as provided in Article IV, Section 3(d); (iii) with respect to any investment adviser or sub-investment adviser as provided in Article VII, Section 1; (iv) with respect to the amendment of this Declaration of Trust as provided in Article XII, Section 7; (v) to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders; and (vi) with respect to such additional matters relating to the Trust as may be required by law, by this Declaration of Trust, or the By-Laws of the Trust or any regulation of the Trust with the Commission or any State, or as the Trustees may consider desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares of a Series or Class are issued, the Trustees may exercise all rights of Shareholders of such Series or Class with respect to matters affecting such Series or Class, and may take any action with respect to the Trust or such Series or Class required or permitted by law, this Declaration of Trust or any By-Laws of the Trust to be taken by Shareholders.

Section 2. Meetings.

A Shareholders meeting shall be held as specified in Section 2 of Article IV at the principal office of the Trust or such other place as the Trustees may designate. Special meetings of the Shareholders may be called by the Trustees or the Chief Executive Officer of the Trust and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth of the outstanding Shares entitled to fifteen days’ notice of any meeting.

Section 3. Quorum and Required Vote.

Except as otherwise provided by law, to constitute a quorum for the transaction of any business at any meeting of Shareholders there must be present, in person or by proxy, holders of more than fifty percent of the total number of outstanding Shares of all Series and Classes entitled to vote at such meeting. When any one or more Series or Classes is entitled to vote as a single Series or Class, more than fifty percent of the shares of each such Series or Class entitled to vote shall constitute a quorum at a Shareholders’ meeting of that Series or Class. If a quorum, shall not be present for the purpose of any vote that may properly come before the meeting, the Share present in person or by proxy and entitled to vote at such meeting on such matter may, by plurality vote, adjourn the meeting from time to time to such place and time without further notice than by announcement to be given at the meeting until a quorum, entitled to vote on such matter shall be present, whereupon any such matter may be voted upon at the meeting as though held when originally convened. Subject to any applicable requirement of law or of this Declaration of Trust or the By-Laws, a plurality of the votes cast shall elect a Trustee and all other matters shall be decided by a majority of the votes cast entitled to vote thereon.

Section 4. Additional Provisions.

The By-Laws may include further provisions for Shareholders’ votes and meetings and related matters.

ARTICLE IX

CUSTODIAN

The Trustees may, in their discretion, from time to time enter into contracts providing for custodial or accounting services to the Trust or any Series or Class. The contracts shall be on the terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Declaration of Trust or of the By-Laws. Such services may be provided by one or more entities, including one or more sub-custodians.

ARTICLE X

DISTRIBUTIONS AND REDEMPTIONS

Section 1. Distributions.

(a)       The Trustees may from time to time declare and pay dividends to the Shareholders of any Series or Class, and the amount of such dividends and the payment of them shall be wholly in the discretion of the Trustees. Such dividends may be accrued and automatically reinvested in additional Shares (or fractions thereof) of the relevant Series or Class or paid in cash or additional Shares of such Series or Class, all upon such terms and conditions as the Trustees may prescribe.

(b) The Trustees may distribute in respect of any fiscal year as dividends and as capital gains distributions, respectively, amounts sufficient to enable any Series or Class to qualify as a regulated investment company to avoid any liability for federal income taxes in respect of that year.

(c)       The decision of the Trustees as to what constitutes income and what is principal shall be final, and except as specifically provided herein the decision of the Trustees as to what expenses and charges of any Series or Class shall be charged against principal and what against the income shall be final. Any income not distributed in any year may be permitted to accumulate and as long as not distributed may be invested from time to time in the same manner as the principal funds of any Series or Class.

(d)       All dividends and distributions on Shares of a particular Series or Class shall be distributed pro rata to the holders of that Series or Class in proportion to the number of Shares of that Series or Class held by such holders and recorded on the books of the Trust or its transfer agent at the time of record established for that payment.

Section 2. Redemptions and Repurchases.

(a)       In case any Shareholder of record of the Trust at any time desires to dispose of Shares of any such Series or Class recorded in his name, he may deposit a written request (or such other form of request as the Trustees may from time to time authorize) requesting that the Trust purchase his Shares, together with such other instruments or authorizations to effect the transfer as the Trustees may from time to time require, at the office of the Transfer Agent, and the Trust shall purchase his Shares out of assets belonging to such Series. The purchase price shall be net asset value of his shares reduced by any redemption charge as the Trustees from time to time may determine.

Payment for such Shares shall be made by the Trust to the Shareholders of record within that time period required under the 1940 Act after the request (and, if required, such other instruments or authorizations of transfer) is deposited, subject to the right of the Trustees to postpone the date of payment pursuant to Section 4 of this Article X. If the redemption is postponed beyond the date on which it would normally occur by reason of a declaration by the Trustees suspending the right of redemption pursuant to Section 4 of this Article X, the right of the Shareholder to have his Shares purchased by the Trust shall be similarly suspended, and he may withdraw his request (or such other instruments or authorizations of transfer) from deposit if he so elects; or, if he does not so elect, the purchase price shall be the net asset value of his Shares, determined next after termination of such suspension (reduced by any redemption charge), and payment therefor and shall be made within the time period required under the 1940 Act.

(b)       The Trust may purchase Shares of a Series or Class by agreement with the owner thereof at a purchase price not exceeding the net asset value per Share (reduced by any redemption charge) determined (1) next after the purchase or contract of purchase is made of (2) at some later time.

(c)       The Trust may pay the purchase price (reduced by any redemption charge) in whole or in part by a distribution in kind of securities from the portfolio of the relevant Series or Class, taking such securities at the same value employed in determining net asset value, and selecting the securities in such manner as the Trustees may deem fair and equitable.

Section 3. Net Asset Value of Shares.

The net asset value of each Share of a Series or Class outstanding shall be determined at such time or times as may be determined by or on behalf of the Trustees. The power and duty to determine net asset value may be delegated by the Trustees from time to time to one or more of the Trustees or officers of the Trust, to the other party to any contract entered into pursuant to Section 1 or 2 of Article VII or to the custodian or to a transfer agent or other person designated by the Trustees.

The net asset value of each Shares of a Series or Class as of any particular time shall be the quotient (adjusted to the nearer cent) obtained by dividing the value, as of such time, of the net assets belonging to such Series or Class (i.e., the value of the assets belonging to such Series or Class less the liabilities belonging to such Series or Class exclusive of capital and surplus) by the total number of Shares outstanding of the Series or Class at such time in accordance with the requirements of the 1940 Act and applicable provisions of the By-Laws of the Trust in conformity with generally accepted accounting practices and principles.

The Trustees may declare a suspension of the determination of net asset value for the whole or any part of any part in accordance with the 1940 Act.

Section 4. Suspension of the Right of Redemption.

The Trustees may declare a suspension of the right of redemption or postpone the date of payment for the whole or any part of any period in accordance with the 1940 Act.

Section 5. Trust’s Right to Redeem Shares.

The Trust shall have the right to cause the redemption of Shares of any Series or Class in any Shareholder’s account for their then current net asset value and promptly make payment to the shareholder (which payment may be reduced by any applicable redemption charge), if at any time the total investment in the account does not have a minimum dollar value determined from time to time by the Trustees in their sole discretion.

ARTICLE XI

LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 1. Limitation of Personal Liability and Indemnification of Shareholders.

The Trustees, officers, employees or agents of the Trust shall have no power to bind any Shareholder of any Series or Class personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever, other than such as the Shareholder may at any time agree to pay by way of subscription to any Shares or otherwise.

No Shareholder or former Shareholder of any Series or Class shall be liable solely by reason of his being or having been a Shareholder for any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind, against, or with respect to the Trust or any Series or Class arising out of any action taken or omitted for or on behalf of the Trust or such Series or Class, and the Trust or such Series or Class shall be solely liable therefor and resort shall be had solely to the property of the relevant Series or Class of the Trust for the payment or performance thereof.

Each Shareholder or former Shareholder of any Series or Class (or their heirs, executors, administrators or other legal representatives or, in case of a corporate entity, its corporate or general successor) shall be entitled to indemnified and reimbursement by the Trust to the full extent of such liability and the costs of any litigation or other proceedings in which such liability shall have been determined, including, without limitation, the fees and disbursements of counsel if, contrary to the provision hereof, such Shareholder or former Shareholder of such Series or Class shall be held to personally liability. Such indemnification and reimbursement shall come exclusively from the assets of the relevant Series or Class.

The Trust shall, upon request by a Shareholder or former Shareholder, assume the defense of any claim made against any Shareholder for any act or obligation of the Trust or any Series or Class and satisfy any judgment thereon.

Section 2. Limitation of Personal Liability of Trustees, Officers, Employees or Agents of the Trust.

No Trustee, officer, employee or agent of the Trust shall have the power to bind any other Trustee, officer, employee or agent of the Trust personally. The Trustees, officers, employees or agents of the Trust incurring any debts, liabilities or obligations, or in taking or omitting any other actions for or in connection with the Trust are, and each shall be deemed to be, acting as Trustee, officer, employee or agent of the Trust and not in his own individual capacity.

Trustees and officers of the Trust shall be liable for their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer, as the case may be, and for nothing else.

Section 3. Express Exculpatory Clauses and Instruments.

The Trustees shall use every reasonable means to assure that all persons having dealings with the Trust or any Series or Class shall be informed that the property of the Shareholders and Trustees, officers, employees and agents of the Trust or any Series or Class shall not be subject to claims against or obligations of the Trust or any other Series or Class to any extent whatsoever. The Trustees shall cause to be inserted in any written agreement, undertaking or obligation made or issued on behalf of the Trust or any Series or Class (including certificates for Shares of any Series or Class) an appropriate reference to the provisions of this Declaration, providing that neither the Shareholders, the Trustees, the officers, the employees nor any agent of the Trust or any Series or Class shall be liable thereunder, and that the other parties to such instrument shall look solely to the assets belonging to the relevant Series or Class for the payment of any claim thereunder or for the performance thereof; but the omission of such provisions from any such instrument shall not render any Shareholder, Trustee, officer, employee or agent liable, nor shall the Trustee, or any officer, agent or employee of the Trust or any Series or Class be liable to anyone for such omission. If, notwithstanding this provision, any Shareholder, Trustee, officer, employee or agent shall be held liable to any other person by reason of the omission of such provision from any such agreement, undertaking or obligation, the Shareholder, Trustee, officers, employee or agent shall be indemnified and reimbursement by the Trust.

ARTICLE XII

MISCELLANEOUS

Section 1. Trust is not a Partnership.

It is hereby expressly declared that a trust and not a partnership is created hereby.

Section 2. Trustee Action Binding, Expert Advice, No Bond or Surety.

The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. Subject to the provisions of Article XI, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

Section 3. Establishment of Record Dates.

The Trustees may close the Share transfer books of the Trust maintained with respect to any Series or Class for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders of the Trust or such Series or Class, or the date for the payment of any dividend or the making of any distribution to Shareholders, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares of such Series or Class shall go into effect; or in lieu of closing the Share transfer books as aforesaid, the Trustees may fix in advance a date, not exceeding sixty (60) days preceding the date of any meeting of Shareholders of the Trust or such Series or Class, or the date for the payment of any dividend or the making of any distribution to Shareholders of any Series or Class, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares of any Series or Class shall go into effect, or the last day on which the consent or dissent of Shareholders of any Series or Class may be effectively expressed for any purpose, as a record date for the determination of the Shareholder entitled to notice of, and, to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend or distribution, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of shares, or to exercise the right to give such consent or dissent, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend or distribution, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding, after such date fixed aforesaid, any transfer of any Shares on the books of the Trust maintained with respect to such Series or Class. Nothing in the foregoing sentence shall be construed as precluding the Trustees from setting different record dates for different Series or Classes.

Section 4. Termination of Trust.

(a)       This Trust shall continue without limitation of time but subject to the provisions of paragraphs (b), (c) and (d) of this Section 4.

(b)       The Trustees may, by majority action, with the approval of the holders of more than fifty percent of the outstanding Shares of each Series or Class entitled to vote and voting separately by Series or Class, sell and convey the assets of the Trust or any Series or Class to another trust or corporation. Upon making provision for the payment of all liabilities, by assumption or otherwise, the Trustees shall distribute the remaining proceeds belonging to each Series or Class ratably among the holders of the Shares of that Series or Class then outstanding.

(c)       Subject to a Majority Shareholder Vote by the such Series or Class, the Trustees may at any time sell and convert into money all the assets of the Trust or any Series or Class. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent belonging to each Series or Class, the Trustees shall distribute the remaining assets belonging to each Series or Class ratably among the holders of the outstanding Shares of that Series or Class.

(d)       Upon completion of the distribution of the remaining proceeds of the remaining assets as provided in paragraphs (b) and (c), the Trust or the applicable Series or Class shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder or with respect thereto and the right, title and interest of all parties shall be canceled and discharged.

Section 5. Offices of the Trust, Filing of Copies, Headings, Counterparts.

The Trust shall maintain a usual place of business in Massachusetts, which, initially, shall be 50 Congress Street, Boston, Massachusetts, and shall continue to maintain an office at such address unless changed by the Trustees to another location in Massachusetts. The Trust may maintain other offices as the Trustees may from time to time determine. The original or a copy of this instrument and of each declaration of Trust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental declaration of trust shall be filed by the Trustees with the Massachusetts Secretary of State and the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

Section 6. Applicable Law.

The Trust set forth in this instrument is created under is to be governed by and construed and administered according to the laws of the Commonwealth of Massachusetts. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

Section 7. Amendments - - General.

Prior to the initial issuance of Shares pursuant to Section 3 of Article III, a majority of the Trustees then in office may amend or otherwise supplement this instrument by making a Declaration of Trust supplemental hereto, which thereafter shall form a part hereof. Subsequent to such initial issuance of Shares, if authorized by a majority of the Trustees then in office and by of a Majority of Shareholder Vote all Series and Classes then outstanding and entitled to vote thereon (except that any amendments or supplements changing the name of the Trust or pursuant to Section 8 hereunder may be made without shareholder approval), or by any larger vote which may be required by applicable law or this Declaration of Trust in any particular case, which amendment or supplement thereafter shall form a part hereof. Any such amendment or supplement (which may be in the form of a complete restatement) may be evidenced by either (i) a supplemental Declaration of Trust signed by at least a majority of the Trustees then in office or (ii) by a certificate of the President and Secretary of the Trust setting forth such amendment or supplement and certifying that such amendment or supplement has been duly authorized by the Trustees, and if required, by the shareholders. Copies of the supplemental Declaration of Trust or the certificate of the President and Secretary, as the case may be, shall be filed as specified in Section 5 of this Article XII.

Section 8. Amendments - - Series.

The establishment and designation of any series or class of shares in addition to those established and designated in Section 5 of Article III hereof shall be effective upon the execution by a majority of the then Trustees of an amendment to this Declaration of Trust, taking the form of a complete restatement or otherwise, setting forth such establishment and designation and the relative rights and preferences of any such Series or Class, or as otherwise provided in such instrument.

Without limiting the generality of the foregoing, the Declaration of Trust may be amended to:

(a)       create one or more Series or Classes of Shares (in addition to any Series or Classes already existing or otherwise) with such rights and preferences and such eligibility requirements for investment therein as the Trustees shall determine and reclassify any or all outstanding Shares as Shares of particular Series or Classes in accordance with such eligibility requirements;

(b)       combine two or more Series or Classes of Shares into a single Series or Class on such terms and conditions as the Trustees shall determine;

(c)       change or eliminate any eligibility requirements for investment in Shares of any Series or Class, including without limitation the power to provide for the issue of Shares of any Series or Class in connection with any merger or consolidation of the Trust with another Trust or company or any acquisition by the Trust of part or all of the assets of another trust or company;

(d)       change and designation of any Series or Class of Shares;

(e)       change the method of allocating dividends among the various Series and Classes of Shares;

(f)       allocate any specific assets or liabilities of the Trust or any specific items of income or expense of the Trust to one or more Series and Classes of Shares;

(g)       specifically allocate assets to any or all Series or Classes of Shares or create one or more additional Series or Classes of Shares which are preferred over all other Series or Classes of Shares in respect of assets specifically allocated thereto or any dividends paid by the Trust with respect to any net income, however determined, earned from the investment or reinvestment or any assets so allocated or otherwise and provide for any special voting or other rights with respect to such Series or Classes.

IN WITNESS WHEREOF, the undersigned have executed this instrument the day and year first above written.

/s/ John F. Donahue /s/ J. Joseph Maloney, Jr.

John F. Donahue J. Joseph Maloney, Jr.

/s/ William J. Copeland /s/ Gregor F. Meyer

William J. Copeland Gregor F. Meyer

/s/ J. Christopher Donahue /s/ Wesley W. Posvar

J. Christopher Donahue Wesley W. Posvar

/s/ James E. Dowd /s/ Marjorie P. Smuts

James E. Dowd Marjorie P. Smuts

/s/ Lawrence D. Ellis, M.D. /s/ Edward L. Flaherty, Jr.

Lawrence D. Ellis, M.D. Edward L. Flaherty, Jr.

COMMONWEALTH OF PENNSYLVANIA )

) ss:

COUNTY OF ALLEGHENY )

I hereby certify that on August 6, 1990, before me, the subscriber, a Notary Public of the Commonwealth of Pennsylvania, in the County of Allegheny, personally appeared JOHN F. DONAHUE, WILLIAM J. COPELAND, LAWRENCE D. ELLIS, M.D., EDWARD L. FLAHERTY, JR., J. CHRISTOPHER DONAHUE, GREGOR F. MEYER, WESLEY W. POSVAR, AND MAJORIE P. SMUTS, who acknowledged this foregoing Declaration of Trust to be their act.

Witness my hand and notarial seal the day and year above written.

/s/Michele R. Churilla

Noarty Public

COMMONWEALTH OF MASSACHUSETTS )

) ss:

COUNTY OF SUFFOLK )

I hereby certify that on August 6, 1990, before me, the subscriber, a Notary Public of the Commonwealth of Massachusetts, in the County of Suffolk personally appeared JAMES E. DOWD and J. JOSEPH MALONEY, JR., who acknowledged this foregoing Declaration of Trust to be his act.

Witness my hand and notarial seal the day and year above written.

/s/Martha M. Campell

Noarty Public

My commission expires 5/25/95

FEDERATED MUNICIPAL INCOME TRUST

Amendment No. 1

DECLARATION OF TRUST

Dated August 6, 1990

THIS Declaration of Trust is amended as follows:

Delete the first paragraph of Section 5 in Article III and substitute in its place the following:

Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes shall be and are established and designated as:

Michigan Municipal Income Fund

Ohio Municipal Income Fund

Pennsylvania Municipal Income Fund

The undersigned hereby certify that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Trustees of the Trust on the 16th day of May, 1991.

WITNESS the due execution hereof this 26th day of August, 1991.

/s/ John F. Donahue

John F. Donahue Edward L. Flaherty, Jr.

/s/ John T. Conroy, Jr. /s/ Peter E. Madden

John T. Conroy, Jr. Peter E. Madden

William J. Copeland Gregor F. Meyer

/s/ J. Christopher Donahue

J. Christopher Donahue Wesley W. Posvar

/s/ Lawrence D. Ellis, M.D. /s/ Marjorie P. Smuts

Lawrence D. Ellis, M.D. Marjorie P. Smuts

FEDERATED MUNICIPAL INCOME TRUST

Amendment No. 2

DECLARATION OF TRUST

Dated August 6, 1990

THIS Declaration of Trust is amended as follows:

Delete the first paragraph of Section 5 in Article III and substitute in its place the following:

Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes shall be and are established and designated as:

Michigan Municipal Income Fund

Ohio Municipal Income Fund

Investment Shares

Trust Shares

Pennsylvania Municipal Income Fund

Investment Shares

Trust Shares

The undersigned hereby certify that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Trustees of the Trust on the 13th day of November, 1991.

WITNESS the due execution hereof this 14th day of November, 1991.

/s/ John F. Donahue

John F. Donahue Edward L. Flaherty, Jr.

/s/ John T. Conroy, Jr. /s/ Peter E. Madden

John T. Conroy, Jr. Peter E. Madden

/s/ William J. Copeland

William J. Copeland Gregor F. Meyer

/s/ J. Christopher Donahue

J. Christopher Donahue Wesley W. Posvar

/s/ Lawrence D. Ellis, M.D. /s/ Marjorie P. Smuts

Lawrence D. Ellis, M.D. Marjorie P. Smuts

FEDERATED MUNICIPAL INCOME TRUST

Amendment No. 3

DECLARATION OF TRUST

Dated August 6, 1990

THIS Declaration of Trust is amended as follows:

Delete the first paragraph of Section 5 in Article III and substitute in its place the following:

Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes shall be and are established and designated as:

Michigan Municipal Income Fund

Ohio Municipal Income Fund

Fortress Shares

Trust Shares

Pennsylvania Municipal Income Fund

Investment Shares

Trust Shares

The undersigned hereby certify that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, to become effective as of October 31, 1992, as adopted by the Trustees of the Trust on the 27th day of August, 1992.

WITNESS the due execution hereof this 31st day of August, 1992.

/s/ John F. Donahue

John F. Donahue Edward L. Flaherty, Jr.

/s/ John T. Conroy, Jr. /s/ Peter E. Madden

John T. Conroy, Jr. Peter E. Madden

/s/ William J. Copeland

William J. Copeland Gregor F. Meyer

/s/ J. Christopher Donahue

J. Christopher Donahue Wesley W. Posvar

/s/ Lawrence D. Ellis, M.D. /s/ Marjorie P. Smuts

Lawrence D. Ellis, M.D. Marjorie P. Smuts

FEDERATED MUNICIPAL INCOME TRUST

Amendment No. 4

DECLARATION OF TRUST

Dated August 6, 1990

THIS Declaration of Trust is amended as follows:

Effective October 31, 1992:

Delete Section 1 in Article I and substitute in its place the following:

Section 1. Name.

This Trust shall be known as Municipal Securities Income Trust.

Effective October 31, 1992:

Delete Section 2(b) in Article I and substitute in its place the following:

Section 2. Definitions.

(b)	The “Trust” refers to Municipal Securities Income Trust;

Effective September 16, 1992:

Delete the first paragraph of Section 5 in Article III and substitute in its place the following:

Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes shall be and are established and designated as:

California Municipal Income Fund

Fortress Shares

Michigan Municipal Income Fund

New York Municipal Income Fund

Fortress Shares

Ohio Municipal Income Fund

Fortress Shares

Trust Shares

Pennsylvania Municipal Income Fund

Investment Shares

Trust Shares

The undersigned hereby certify that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Trustees of the Trust by unanimous consent on the 16th day of September, 1992.

WITNESS the due execution hereof this 17th day of September, 1992.

/s/ John F. Donahue

John F. Donahue Edward L. Flaherty, Jr.

/s/ John T. Conroy, Jr. /s/ Peter E. Madden

John T. Conroy, Jr. Peter E. Madden

William J. Copeland Gregor F. Meyer

/s/ J. Christopher Donahue

J. Christopher Donahue Wesley W. Posvar

/s/ Lawrence D. Ellis, M.D. /s/ Marjorie P. Smuts

Lawrence D. Ellis, M.D. Marjorie P. Smuts

MUNICIPAL SECURITIES INCOME TRUST

Amendment No. 5

DECLARATION OF TRUST

Dated August 6, 1990

THIS Declaration of Trust is amended as follows:

Delete the first paragraph of Section 5 in Article III and substitute in its place the following:

Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes shall be and are established and designated as:

California Municipal Income Fund

Fortress Shares

Florida Municipal Income Fund

Michigan Municipal Income Fund

New Jersey Municipal Income Fund

New York Municipal Income Fund

Fortress Shares

Ohio Municipal Income Fund

Fortress Shares

Trust Shares

Pennsylvania Municipal Income Fund

Investment Shares

Trust Shares

Texas Municipal Income Fund

The undersigned hereby certify that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Trustees, on the 2nd day of February, 1993.

WITNESS the due execution hereof this 4th day of February, 1993.

/s/ John F. Donahue

John F. Donahue Edward L. Flaherty, Jr.

/s/ John T. Conroy, Jr. /s/ Peter E. Madden

John T. Conroy, Jr. Peter E. Madden

William J. Copeland Gregor F. Meyer

/s/ J. Christopher Donahue

J. Christopher Donahue Wesley W. Posvar

/s/ Lawrence D. Ellis, M.D. /s/ Marjorie P. Smuts

Lawrence D. Ellis, M.D. Marjorie P. Smuts

MUNICIPAL SECURITIES INCOME TRUST

Amendment No. 6

DECLARATION OF TRUST

Dated August 6, 1990

THIS Declaration of Trust is amended as follows:

Delete the first paragraph of Section 5 in Article III and substitute in its place the following:

Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes shall be and are established and designated as:

California Municipal Income Fund

Fortress Shares

Florida Municipal Income Fund

Maryland Municipal Income Fund

Michigan Municipal Income Fund

New Jersey Municipal Income Fund

New York Municipal Income Fund

Fortress Shares

Ohio Municipal Income Fund

Fortress Shares

Trust Shares

Pennsylvania Municipal Income Fund

Income Shares

Investment Shares

Trust Shares

Texas Municipal Income Fund

Virginia Municipal Income Fund

The undersigned hereby certify that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Trustees, on the 21st day of May, 1993.

WITNESS the due execution hereof this 24th day of May, 1993.

/s/ John F. Donahue

John F. Donahue Edward L. Flaherty, Jr.

/s/ John T. Conroy, Jr. /s/ Peter E. Madden

John T. Conroy, Jr. Peter E. Madden

William J. Copeland Gregor F. Meyer

/s/ J. Christopher Donahue

J. Christopher Donahue Wesley W. Posvar

/s/ Lawrence D. Ellis, M.D. /s/ Marjorie P. Smuts

Lawrence D. Ellis, M.D. Marjorie P. Smuts

Accepted as Amd. #7 in Mass.

December 15, 1993

Ms. Sheila Burke

The Commonwealth of Massachusetts

Office of the Secretary of State

Room 1712 - Trust Division

One Ashburton Place

Boston, Massachusetts 02108

Re: MUNICIPAL SECURITIES INCOME TRUST

Dear Ms. Burke:

I, S. Elliott Cohan, Assistant Secretary of Municipal Securities Income Trust, am writing to inform you that on November 18, 1993, the Board of Trustees voted to change the Resident Agent of said Trust, from 176 Federal Street, Boston, Massachusetts 02110 to Donnelly, Conroy & Gelhaar, One Post Office Square, Boston, Massachusetts 02109-2105. Please return a date stamped copy of the change.

Very truly yours,

S. Elliott Cohan

Assistant Secretary

MUNICIPAL SECURITIES INCOME TRUST

Amendment No. 8

DECLARATION OF TRUST

Dated August 6, 1990

THIS Declaration of Trust is amended as follows:

Delete the first paragraph of Section 5 in Article III and substitute in its place the following:

Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes shall be and are established and designated as:

California Municipal Income Fund

Fortress Shares

Florida Municipal Income Fund

Maryland Municipal Income Fund

Michigan Intermediate Municipal Trust

New Jersey Municipal Income Fund

New York Municipal Income Fund

Fortress Shares

Ohio Municipal Income Fund

Fortress Shares

Trust Shares

Pennsylvania Municipal Income Fund

Income Shares

Class A Shares

Trust Shares

Texas Municipal Income Fund

Virginia Municipal Income Fund

The undersigned hereby certify that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Trustees, on the 19th day of May, 1994, effective June 1, 1994.

WITNESS the due execution hereof this 1st day of June, 1994.

/s/ John F. Donahue

John F. Donahue Edward L. Flaherty, Jr.

/s/ John T. Conroy, Jr. /s/ Peter E. Madden

John T. Conroy, Jr. Peter E. Madden

William J. Copeland Gregor F. Meyer

/s/ J. Christopher Donahue

J. Christopher Donahue Wesley W. Posvar

/s/ Lawrence D. Ellis, M.D. /s/ Marjorie P. Smuts

Lawrence D. Ellis, M.D. Marjorie P. Smuts

MUNICIPAL SECURITIES INCOME TRUST

Amendment No. 9

DECLARATION OF TRUST

Dated August 6, 1990

THIS Declaration of Trust is amended as follows:

Delete the first paragraph of Section 5 in Article III and substitute in its place the following:

Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes shall be and are established and designated as:

California Municipal Income Fund

Fortress Shares

Florida Municipal Income Fund

Maryland Municipal Income Fund

Michigan Intermediate Municipal Trust

New Jersey Municipal Income Fund

New York Municipal Income Fund

Fortress Shares

Ohio Municipal Income Fund

Fortress Shares

Pennsylvania Municipal Income Fund

Income Shares

Class A Shares

Texas Municipal Income Fund

Virginia Municipal Income Fund

The undersigned hereby certify that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Trustees, on the 19th day of May, 1994, effective September 1, 1994.

WITNESS the due execution hereof this 1st day of September, 1994.

/s/ John F. Donahue

John F. Donahue Edward L. Flaherty, Jr.

/s/ John T. Conroy, Jr. /s/ Peter E. Madden

John T. Conroy, Jr. Peter E. Madden

William J. Copeland Gregor F. Meyer

/s/ J. Christopher Donahue

J. Christopher Donahue Wesley W. Posvar

/s/ Lawrence D. Ellis, M.D. /s/ Marjorie P. Smuts

Lawrence D. Ellis, M.D. Marjorie P. Smuts

MUNICIPAL SECURITIES INCOME TRUST

Amendment No. 10

DECLARATION OF TRUST

Dated August 6, 1990

THIS Declaration of Trust is amended as follows:

Delete the first paragraph of Section 5 in Article III and substitute in its place the following:

Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes shall be and are established and designated as:

California Municipal Income Fund

Fortress Shares

Florida Municipal Income Fund

Maryland Municipal Income Fund

Michigan Intermediate Municipal Trust

New Jersey Municipal Income Fund

New York Municipal Income Fund

Fortress Shares

Ohio Municipal Income Fund

Fortress Shares

Pennsylvania Municipal Income Fund

Class A Shares

Texas Municipal Income Fund

Virginia Municipal Income Fund

The undersigned hereby certify that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Trustees, on the 16th day of November, 1994, effective November 18, 1994.

WITNESS the due execution hereof this 18th day of November, 1994.

/s/ John F. Donahue

John F. Donahue Edward L. Flaherty, Jr.

/s/ Thomas G. Bigley /s/ Peter E. Madden

Thomas G. Bigley Peter E. Madden

/s/ John T. Conroy, Jr.

John T. Conroy, Jr. Gregor F. Meyer

William J. Copeland Wesley W. Posvar

/s/ J. Christopher Donahue /s/ Marjorie P. Smuts

J. Christopher Donahue Marjorie P. Smuts

/s/ Lawrence D. Ellis, M.D.

Lawrence D. Ellis, M.D.

MUNICIPAL SECURITIES INCOME TRUST

Amendment No. 11

DECLARATION OF TRUST

Dated August 6, 1990

THIS Declaration of Trust is amended as follows:

Delete the first paragraph of Section 5 in Article III and substitute in its place the following:

Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes shall be and are established and designated as:

California Municipal Income Fund

Fortress Shares

Michigan Intermediate Municipal Trust

New York Municipal Income Fund

Fortress Shares

Ohio Municipal Income Fund

Fortress Shares

Pennsylvania Municipal Income Fund

Class A Shares

The undersigned hereby certify that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Trustees, on the 16th day of November, 1994, effective May 9, 1995.

WITNESS the due execution hereof this 9th day of May, 1995.

/s/ John F. Donahue

John F. Donahue Edward L. Flaherty, Jr.

/s/ Thomas G. Bigley /s/ Peter E. Madden

Thomas G. Bigley Peter E. Madden

/s/ John T. Conroy, Jr.

John T. Conroy, Jr. Gregor F. Meyer

/s/ John E. Murray, Jr.

William J. Copeland John E. Murray, Jr.

/s/ J. Christopher Donahue

J. Christopher Donahue Wesley W. Posvar

/s/ Lawrence D. Ellis, M.D. /s/ Marjorie P. Smuts

Lawrence D. Ellis, M.D. Marjorie P. Smuts

MUNICIPAL SECURITIES INCOME TRUST

Amendment No. 12

DECLARATION OF TRUST

Dated August 6, 1990

THIS Declaration of Trust is amended as follows:

Delete the first paragraph of Section 5 in Article III and substitute in its place the following:

Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes shall be and are established and designated as:

California Municipal Income Fund

Class F Shares

Michigan Intermediate Municipal Trust

New York Municipal Income Fund

Class F Shares

Ohio Municipal Income Fund

Class F Shares

Pennsylvania Municipal Income Fund

Class A Shares

The undersigned hereby certify that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Trustees, on the 26th day of February, 1996, effective March 31, 1996.

WITNESS the due execution hereof this 26th day of February, 1996.

/s/ John F. Donahue

John F. Donahue Edward L. Flaherty, Jr.

/s/ Thomas G. Bigley /s/ Peter E. Madden

Thomas G. Bigley Peter E. Madden

/s/ John T. Conroy, Jr.

John T. Conroy, Jr. Gregor F. Meyer

/s/ John E. Murray, Jr.

William J. Copeland John E. Murray, Jr.

/s/ J. Christopher Donahue

J. Christopher Donahue Wesley W. Posvar

/s/ Lawrence D. Ellis, M.D. /s/ Marjorie P. Smuts

Lawrence D. Ellis, M.D. Marjorie P. Smuts

MUNICIPAL SECURITIES INCOME TRUST

Amendment No. 13

DECLARATION OF TRUST

Dated August 6, 1990

THIS Declaration of Trust is amended as follows:

Delete the first paragraph of Section 5 in Article III and substitute in its place the following:

Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes shall be and are established and designated as:

Federated California Municipal Income Fund

Class F Shares

Federated Michigan Intermediate Municipal Trust

Federated New York Municipal Income Fund

Class F Shares

Federated Ohio Municipal Income Fund

Class F Shares

Federated Pennsylvania Municipal Income Fund

Class A Shares

Class B Shares

The undersigned hereby certify that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Trustees, on the 24th day of February, 1997.

WITNESS the due execution hereof this 24th day of February, 1997.

/s/ John F. Donahue

John F. Donahue Edward L. Flaherty, Jr.

/s/ Thomas G. Bigley /s/ Peter E. Madden

Thomas G. Bigley Peter E. Madden

/s/ John T. Conroy, Jr.

John T. Conroy, Jr. Gregor F. Meyer

/s/ John E. Murray, Jr.

William J. Copeland John E. Murray, Jr.

/s/ J. Christopher Donahue

J. Christopher Donahue Wesley W. Posvar

/s/ Lawrence D. Ellis, M.D. /s/ Marjorie P. Smuts

Lawrence D. Ellis, M.D. Marjorie P. Smuts

MUNICIPAL SECURITIES INCOME TRUST

Amendment No. 14

DECLARATION OF TRUST

As dated August 6, 1990

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated California Municipal Income Fund

Class A Shares

Class B Shares

Federated Michigan Intermediate Municipal Trust

Federated New York Municipal Income Fund

Class F Shares

Federated Ohio Municipal Income Fund

Class F Shares

Federated Pennsylvania Municipal Income Fund

Class A Shares

Class B Shares”

The undersigned hereby certify that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on the 18th day of November, 1997.

WITNESS the due execution hereof this 1st day of December, 1997.

/s/ John F. Donahue /s/ Edward L. Flaherty, Jr.

John F. Donahue Edward L. Flaherty, Jr.

/s/ Thomas G. Bigley, Jr. /s/ Glen R. Johnson

Thomas G. Bigley, Jr. Glen R. Johnson

/s/ John T. Conroy, Jr. /s/ Peter E. Madden

John T. Conroy, Jr. Peter E. Madden

/s/ William J. Copeland /s/ John E. Murray, Jr.

William J. Copeland John E. Murray, Jr.

/s/ James E. Dowd /s/ Wesley W. Posvar

James E. Dowd Wesley W. Posvar

/s/ Lawrence D. Ellis, M.D. /s/ Marjorie P. Smuts

Lawrence D. Ellis, M.D. Marjorie P. Smuts

MUNICIPAL SECURITIES INCOME TRUST

Amendment No. 15

DECLARATION OF TRUST

As dated August 6, 1990

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated California Municipal Income Fund

Class A Shares

Class B Shares

Federated Michigan Intermediate Municipal Trust

Federated New York Municipal Income Fund

Class A Shares

Federated Ohio Municipal Income Fund

Class F Shares

Federated Pennsylvania Municipal Income Fund

Class A Shares

Class B Shares”

The undersigned hereby certify that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on the 21st day of August, 1998.

WITNESS the due execution hereof this 21st day of August, 1998.

/s/ John F. Donahue /s/ Edward L. Flaherty, Jr.

John F. Donahue Edward L. Flaherty, Jr.

/s/ Thomas G. Bigley /s/ Glen R. Johnson

Thomas G. Bigley Glen R. Johnson

/s/ Nicholas P. Constantakis /s/ Peter E. Madden

Nicholas P. Constantakis Peter E. Madden

/s/ John T. Conroy, Jr. /s/ John E. Murray, Jr.

John T. Conroy, Jr. John E. Murray, Jr.

/s/ William J. Copeland /s/ Wesley W. Posvar

William J. Copeland Wesley W. Posvar

/s/ James E. Dowd /s/ Marjorie P. Smuts

James E. Dowd Marjorie P. Smuts

/s/ Lawrence D. Ellis, M.D.

Lawrence D. Ellis, M.D.

MUNICIPAL SECURITIES INCOME TRUST

Amendment No. 16

DECLARATION OF TRUST

As dated August 6, 1990

This Declaration of Trust is amended as follows:

Strike Section 1 of Article I from the Declaration of Trust and substitute in its place the following:

Section 1. Name.

This Trust shall be known as Federated Municipal Securities Income Trust.

Strike Section 2(b) of Article I from the Declaration of Trust and substitute in its place the following:

(b) The “Trust” refers to Federated Municipal Securities Income Trust;

Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated California Municipal Income Fund

Class A Shares

Class B Shares

Federated Michigan Intermediate Municipal Trust

Federated New York Municipal Income Fund

Class A Shares

Federated North Carolina Municipal Income Fund

Class A Shares

Federated Ohio Municipal Income Fund

Class F Shares

Federated Pennsylvania Municipal Income Fund

Class A Shares

Class B Shares”

Insert the following as Section 9 of Article XII of the Declaration of Trust:

Section 9. Use of Name. The Trust acknowledges that Federated Investors has reserved the right to grant the non-exclusive use of the name “Federated” or any derivative thereof to any other investment company, investment company portfolio, investment adviser, distributor, or other business enterprise, and to withdraw from the Trust or owe or more Series or Classes any right to use of the name “Federated”.

The undersigned hereby certify that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 20th day of May, 1999.

WITNESS the due execution hereof this 20th day of May, 1999.

/s/ John F. Donahue /s/ Edward L. Flaherty, Jr.

John F. Donahue Edward L. Flaherty, Jr.

/s/ Thomas G. Bigley, Jr. /s/ Peter E. Madden

Thomas G. Bigley, Jr. Peter E. Madden

/s/ John T. Conroy, Jr. /s/ Charles F. Mansfield, Jr.

John T. Conroy, Jr. Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis /s/ John E. Murray, Jr.

Nicholas P. Constantakis John E. Murray, Jr.

/s/ William J. Copeland /s/ Wesley W. Posvar

William J. Copeland Wesley W. Posvar

/s/ Marjorie P. Smuts

James E. Dowd Marjorie P. Smuts

/s/ Lawrence D. Ellis, M.D.

Lawrence D. Ellis, M.D.

MUNICIPAL SECURITIES INCOME TRUST

Amendment No. 17

DECLARATION OF TRUST

As dated August 6, 1990

Effective immediately, this Declaration of Trust is amended as follows:

Strike Section 1 of Article I from the Declaration of Trust and substitute in its place the following:

Section 1. Name.

This Trust shall be known as Municipal Securities Income Trust.

Strike Section 2(b) of Article I from the Declaration of Trust and substitute in its place the following:

(b) The “Trust” refers to Municipal Securities Income Trust;

Strike Section 9 of Article XII of the Declaration of Trust.

Effective October 1, 1999:

Strike Section 1 of Article I from the Declaration of Trust and substitute in its place the following:

Section 1. Name.

This Trust shall be known as Federated Municipal Securities Income Trust.

Strike Section 2(b) of Article I from the Declaration of Trust and substitute in its place the following:

(b) The “Trust” refers to Federated Municipal Securities Income Trust;

Insert the following as Section 9 of Article XII of the Declaration of Trust:

Section 9. Use of Name. The Trust acknowledges that Federated Investors has reserved the right to grant the non-exclusive use of the name “Federated” or any derivative thereof to any other investment company, investment company portfolio, investment adviser, distributor, or other business enterprise, and to withdraw from the Trust or owe or more Series or Classes any right to use of the name “Federated”.

The undersigned President and Secretary hereby certify that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 20th day of May, 1999.

WITNESS the due execution hereof this 1st day of June, 1999.

/s/ Richard B. Fisher /s/ John W. McGonigle

Richard B. Fisher, President John W. McGonigle, Secretary

MUNICIPAL SECURITIES INCOME TRUST

Amendment No. 18

DECLARATION OF TRUST

As dated August 6, 1990

Effective immediately, this Declaration of Trust is amended as follows:

Strike Section 1 of Article I from the Declaration of Trust and substitute in its place the following:

Section 1. Name.

This Trust shall be known as Federated Municipal Securities Income Trust.

Strike Section 2(b) of Article I from the Declaration of Trust and substitute in its place the following:

(b) The “Trust” refers to Federated Municipal Securities Income Trust;

Insert the following as Section 9 of Article XII of the Declaration of Trust:

Section 9. Use of Name. The Trust acknowledges that Federated Investors has reserved the right to grant the non-exclusive use of the name “Federated” or any derivative thereof to any other investment company, investment company portfolio, investment adviser, distributor, or other business enterprise, and to withdraw from the Trust or owe or more Series or Classes any right to use of the name “Federated”.

The undersigned President and Secretary hereby certify that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 20th day of May, 1999.

WITNESS the due execution hereof this 1st day of October, 1999.

/s/ Richard B. Fisher /s/ John W. McGonigle

Richard B. Fisher, President John W. McGonigle, Secretary

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

Amendment No. 19

to the

DECLARATION OF TRUST

Dated August 6, 1990

THIS Declaration of Trust is amended as follows:

A.	Strike the first sentence of Section 5 of Article XII from the Declaration of Trust and substitute in its place the following:

Section 5. Offices of the Trust, Filing of Copies, Headings, Counterparts. The Trust shall maintain a usual place of business in Massachusetts, which shall be determined by the Trustees, and shall continue to maintain an office at such address unless changed by the Trustees to another location in Massachusetts.

The undersigned, President and Secretary, hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 17th day of May, 2000.

WITNESS the due execution hereof this 17th day of May, 2000.

/s/ Richard B. Fisher /s/ John W. McGonigle

Richard B. Fisher, President John W. McGonigle, Secretary

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

Amendment No. 20

DECLARATION OF TRUST

As dated August 6, 1990

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated California Municipal Income Fund

Class A Shares

Class B Shares

Federated Michigan Intermediate Municipal Trust

Federated New York Municipal Income Fund

Class A Shares

Class B Shares

Federated North Carolina Municipal Income Fund

Class A Shares

Federated Ohio Municipal Income Fund

Class F Shares

Federated Pennsylvania Municipal Income Fund

Class A Shares

Class B Shares”

The undersigned hereby certify that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 17th day of May, 2002.

WITNESS the due execution hereof this 17th day of May, 2002.

/s/ John F Donahue /s/ Lawrence D. Ellis, M.D.

John F. Donahue Lawrence D. Ellis, M.D.

/s/ Thomas G. Bigley /s/ Peter E. Madden

Thomas G. Bigley Peter E. Madden

/s/ John T. Conroy, Jr. /s/ Charles F. Mansfield, Jr.

John T. Conroy, Jr. Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis /s. John E. Murray, Jr.

Nicholas P. Constantakis John E. Murray, Jr.

/s/ John F. Cunningham /s/ Marjorie P. Smuts

John F. Cunningham Marjorie P. Smuts

/s/ J. Christopher Donahue /s/ John S. Walsh

J. Christopher Donahue John S. Walsh

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

Amendment No. 21

DECLARATION OF TRUST

As dated August 6, 1990

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated California Municipal Income Fund

Class A Shares

Class B Shares

Federated Michigan Intermediate Municipal Trust

Federated New York Municipal Income Fund

Class A Shares

Class B Shares

Federated North Carolina Municipal Income Fund

Class A Shares

Federated Ohio Municipal Income Fund

Class F Shares

Federated Pennsylvania Municipal Income Fund

Class A Shares

Class B Shares

Federated Vermont Municipal Income Fund

Class A Shares”

The undersigned hereby certify that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 14th day of May, 2004.

WITNESS the due execution hereof this 14th day of May, 2004.

/s/ John F. Donahue /s/ Lawrence D. Ellis, M.D.

John F. Donahue Lawrence D. Ellis, M.D.

/s/ Thomas G. Bigley /s/ Peter E. Madden

Thomas G. Bigley Peter E. Madden

/s/ John T. Conroy, Jr. /s/ Charles F. Mansfield, Jr.

John T. Conroy, Jr. Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis /s/ John E. Murray, Jr.

Nicholas P. Constantakis John E. Murray, Jr.

/s/ John F. Cunningham /s/ Marjorie P. Smuts

John F. Cunningham Marjorie P. Smuts

/s/ J. Christopher Donahue /s/ John S. Walsh

J. Christopher Donahue John S. Walsh

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

Amendment No. 22

DECLARATION OF TRUST

As dated August 6, 1990

Effective January 1, 2005, this Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated California Municipal Income Fund

Class A Shares

Class B Shares

Federated Michigan Intermediate Municipal Trust

Class A Shares

Federated New York Municipal Income Fund

Class A Shares

Class B Shares

Federated North Carolina Municipal Income Fund

Class A Shares

Federated Ohio Municipal Income Fund

Class F Shares

Federated Pennsylvania Municipal Income Fund

Class A Shares

Class B Shares

Federated Vermont Municipal Income Fund

Class A Shares”

The undersigned hereby certify that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 18th day of November, 2004.

WITNESS the due execution hereof this 18th day of November, 2004.

/s/ John F. Donahue /s/ Lawrence D. Ellis, M.D.

John F. Donahue Lawrence D. Ellis, M.D.

/s/ Thomas G. Bigley /s/ Peter E. Madden

Thomas G. Bigley Peter E. Madden

/s/ John T. Conroy, Jr.

John T. Conroy, Jr. Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis /s/ John E. Murray, Jr.

Nicholas P. Constantakis John E. Murray, Jr.

/s/ John F. Cunningham /s/ Marjorie P. Smuts

John F. Cunningham Marjorie P. Smuts

/s/ J. Christopher Donahue /s/ John S. Walsh

J. Christopher Donahue John S. Walsh

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

Amendment No. 23

DECLARATION OF TRUST

As dated August 6, 1990

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated California Municipal Income Fund

Class A Shares

Class B Shares

Federated Michigan Intermediate Municipal Trust

Class A Shares

Federated Municipal High Yield Advantage Fund

Class A Shares

Class B Shares

Class C Shares

Class F Shares

Federated New York Municipal Income Fund

Class A Shares

Class B Shares

Federated North Carolina Municipal Income Fund

Class A Shares

Federated Ohio Municipal Income Fund

Class F Shares

Federated Pennsylvania Municipal Income Fund

Class A Shares

Class B Shares

Federated Vermont Municipal Income Fund

Class A Shares”

The undersigned hereby certify that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 18th day of May, 2006.

WITNESS the due execution hereof this 18th day of May, 2006.

/s/ John F. Donahue /s/ Peter E. Madden

John F. Donahue Peter E. Madden

/s/ Thomas G. Bigley /s/ Charles F. Mansfield, Jr.

Thomas G. Bigley Charles F. Mansfield, Jr.

/s/ John T. Conroy, Jr. /s/ John E. Murray, Jr.

John T. Conroy, Jr. John E. Murray, Jr.

/s/ Nicholas P. Constantakis /s/ Marjorie P. Smuts

Nicholas P. Constantakis Marjorie P. Smuts

/s/ John F. Cunningham /s/ John S. Walsh

John F. Cunningham John S. Walsh

/s/ J. Christopher Donahue /s/ James F. Will

J. Christopher Donahue James F. Will

/s/ Lawrence D. Ellis, M.D.

Lawrence D. Ellis, M.D.

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

Amendment No. 24

DECLARATION OF TRUST

As dated August 6, 1990

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated California Municipal Income Fund

Class A Shares

Class B Shares

Federated Michigan Intermediate Municipal Trust

Class A Shares

Federated Municipal High Yield Advantage Fund

Class A Shares

Class B Shares

Class C Shares

Class F Shares

Federated New York Municipal Income Fund

Class A Shares

Class B Shares

Federated North Carolina Municipal Income Fund

Class A Shares

Federated Ohio Municipal Income Fund

Class F Shares

Federated Pennsylvania Municipal Income Fund

Class A Shares

Class B Shares”

The undersigned hereby certify that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 18th day of May, 2007, to become effective on August 28, 2007.

WITNESS the due execution hereof this 18th day of May, 2007.

/s/ John F. Donahue /s/ Peter E. Madden

John F. Donahue Peter E. Madden

/s/ Thomas G. Bigley /s/ Charles F. Mansfield, Jr.

Thomas G. Bigley Charles F. Mansfield, Jr.

/s/ John T. Conroy, Jr. /s/ John E. Murray, Jr.

John T. Conroy, Jr. John E. Murray, Jr.

/s/ Nicholas P. Constantakis /s/ Thomas M. O’Neill

Nicholas P. Constantakis Thomas M. O’Neill

/s/ John F. Cunningham /s/ Marjorie P. Smuts

John F. Cunningham Marjorie P. Smuts

/s/ J. Christopher Donahue /s/ John S. Walsh

J. Christopher Donahue John S. Walsh

/s/ Lawrence D. Ellis, M.D. /s/ James F. Will

Lawrence D. Ellis, M.D. James F. Will

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

Amendment No. 25

DECLARATION OF TRUST

As dated August 6, 1990

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated California Municipal Income Fund

Class A Shares

Class B Shares

Federated Michigan Intermediate Municipal Trust

Class A Shares

Federated Municipal High Yield Advantage Fund

Class A Shares

Class B Shares

Class C Shares

Class F Shares

Federated New York Municipal Income Fund

Class A Shares

Class B Shares

Federated North Carolina Municipal Income Fund

Class A Shares

Federated Ohio Municipal Income Fund

Class A Shares

Class F Shares

Federated Pennsylvania Municipal Income Fund

Class A Shares

Class B Shares”

The undersigned hereby certify that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the

15th day of August, 2008, to become effective on August 15, 2008.

WITNESS the due execution hereof this 15th day of August, 2008.

/s/ John F. Donahue /s/ Charles F. Mansfield, Jr.

John F. Donahue Charles F. Mansfield, Jr.

/s/ Thomas G. Bigley /s/ John E. Murray, Jr.

Thomas G. Bigley John E. Murray, Jr.

/s/ John T. Conroy, Jr. /s/ R. James Nicholson

John T. Conroy, Jr. R. James Nicholson

/s/ Nicholas P. Constantakis /s/ Thomas M. O’Neill

Nicholas P. Constantakis Thomas M. O’Neill

/s/ John F. Cunningham /s/ Marjorie P. Smuts

John F. Cunningham Marjorie P. Smuts

/s/ J. Christopher Donahue /s/ John S. Walsh

J. Christopher Donahue John S. Walsh

/s/ Peter E. Madden /s/ James F. Will

Peter E. Madden James F. Will

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

Amendment No. 26

DECLARATION OF TRUST

As dated August 6, 1990

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Michigan Intermediate Municipal Trust

Class A Shares

Federated Municipal High Yield Advantage Fund

Class A Shares

Class B Shares

Class C Shares

Class F Shares

Federated New York Municipal Income Fund

Class A Shares

Class B Shares

Federated Ohio Municipal Income Fund

Class A Shares

Class F Shares

Federated Pennsylvania Municipal Income Fund

Class A Shares

Class B Shares”

The undersigned hereby certify that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 14th day of August, 2009, to become effective on the 4th day of December, 2009.

WITNESS the due execution hereof this 14th day of August, 2009.

/s/ John F. Donahue	/s/ J. Christopher Donahue
John F. Donahue	J. Christopher Donahue

/s/ John T. Conroy, Jr.	/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.	Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis	/s/ R. James Nicholson
Nicholas P. Constantakis	R. James Nicholson

/s/ John F. Cunningham	/s/ Thomas M. O’Neill
John F. Cunningham	Thomas M. O’Neill

/s/ Maureen Lally-Green	/s/ John S. Walsh
Maureen Lally-Green	John S. Walsh

/s/ Peter E. Madden	/s/ James F. Will
Peter E. Madden	James F. Will

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

Amendment No. 27

DECLARATION OF TRUST

As dated August 6, 1990

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Michigan Intermediate Municipal Trust

Class A Shares

Federated Municipal High Yield Advantage Fund

Class A Shares

Class B Shares

Class C Shares

Class F Shares

Institutional Shares

Federated New York Municipal Income Fund

Class A Shares

Class B Shares

Federated Ohio Municipal Income Fund

Class A Shares

Class F Shares

Federated Pennsylvania Municipal Income Fund

Class A Shares

Class B Shares”

The undersigned hereby certify that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 17th day of May, 2013, to become effective on the 11th day of June, 2013.

WITNESS the due execution hereof this 17th day of May, 2013.

/s/ John F. Donahue	/s/ Peter E. Madden
John F. Donahue	Peter E. Madden

/s/ John F. Cunningham	/s/ Charles F. Mansfield, Jr.
John F. Cunningham	Charles F. Mansfield, Jr.

/s/ J. Christopher Donahue	/s/ Thomas M. O’Neill
J. Christopher Donahue	Thomas M. O’Neill

/s/ Maureen Lally-Green	/s/ John S. Walsh
Maureen Lally-Green	John S. Walsh

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

Amendment No. 28

DECLARATION OF TRUST

As dated August 6, 1990

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Michigan Intermediate Municipal Trust

Class A Shares

Federated Municipal High Yield Advantage Fund

Class A Shares

Class B Shares

Class C Shares

Class F Shares

Institutional Shares

Class T Shares

Federated New York Municipal Income Fund

Class A Shares

Class B Shares

Federated Ohio Municipal Income Fund

Class A Shares

Class F Shares

Federated Pennsylvania Municipal Income Fund

Class A Shares

Class B Shares

Class T Shares

The undersigned hereby certify that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 16th day of February, 2017, to become effective on the March 1, 2017.

WITNESS the due execution hereof this 16th day of February, 2017

/s/ John T. Collins	/s/ Peter E. Madden
John T. Collins	Peter E. Madden
/s/ J. Christopher Donahue	/s/ Charles F. Mansfield, Jr.
J. Christopher Donahue	Charles F. Mansfield, Jr.
/s/ John B. Fisher	/s/ Thomas M. O’Neill
John B. Fisher	Thomas M. O’Neill
/s/ G. Thomas Hough	/s/ P. Jerome Richey
G. Thomas Hough	P. Jerome Richey
/s/ Maureen Lally-Green	/s/ John S. Walsh
Maureen Lally-Green	John S. Walsh

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

Amendment No. 29

DECLARATION OF TRUST

As dated August 6, 1990

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Michigan Intermediate Municipal Trust

Class A Shares

Federated Municipal High Yield Advantage Fund

Class A Shares

Class B Shares

Class C Shares

Class F Shares

Institutional Shares

Class T Shares

Federated Ohio Municipal Income Fund

Class A Shares

Class F Shares

Federated Pennsylvania Municipal Income Fund

Class A Shares

Class B Shares

Class T Shares

The undersigned hereby certify that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 18TH day of August, 2017, to become effective on

December 8, 2017.

WITNESS the due execution hereof this 18th day of August, 2017.

/s/ John T. Collins	/s/ Peter E. Madden
John T. Collins	Peter E. Madden
/s/ J. Christopher Donahue	/s/ Charles F. Mansfield, Jr.
J. Christopher Donahue	Charles F. Mansfield, Jr.
/s/ John B. Fisher	/s/ Thomas M. O’Neill
John B. Fisher	Thomas M. O’Neill
/s/ G. Thomas Hough	/s/ P. Jerome Richey
G. Thomas Hough	P. Jerome Richey
/s/ Maureen Lally-Green	/s/ John S. Walsh
Maureen Lally-Green	John S. Walsh

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

Amendment No. 30

DECLARATION OF TRUST

As dated August 6, 1990

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Michigan Intermediate Municipal Trust

Class A Shares

Federated Municipal High Yield Advantage Fund

Class A Shares

Class B Shares

Class C Shares

Class F Shares

Institutional Shares

Class T Shares

Federated Ohio Municipal Income Fund

Class A Shares

Class F Shares

Federated Pennsylvania Municipal Income Fund

Class A Shares

Class T Shares

The undersigned hereby certify that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 16th day of November, 2017, to become effective on

February 2, 2018.

WITNESS the due execution hereof this 16th day of November, 2017.

/s/ John T. Collins	/s/ Peter E. Madden
John T. Collins	Peter E. Madden
/s/ J. Christopher Donahue	/s/ Charles F. Mansfield, Jr.
J. Christopher Donahue	Charles F. Mansfield, Jr.
/s/ John B. Fisher	/s/ Thomas M. O’Neill
John B. Fisher	Thomas M. O’Neill
/s/ G Thomas Hough	/s/ P. Jerome Richey
G. Thomas Hough	P. Jerome Richey
/s/ Maureen Lally-Green	/s/ John S. Walsh
Maureen Lally-Green	John S. Walsh

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

Amendment No. 31

DECLARATION OF TRUST

As dated August 6, 1990

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Michigan Intermediate Municipal Trust

Class A Shares

Institutional Shares

Federated Municipal High Yield Advantage Fund

Class A Shares

Class B Shares

Class C Shares

Class F Shares

Institutional Shares

Class T Shares

Federated Ohio Municipal Income Fund

Class A Shares

Class F Shares

Institutional Shares

Federated Pennsylvania Municipal Income Fund

Class A Shares

Class T Shares

Institutional Shares

The undersigned hereby certify that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 13th day of February, 2020, to become effective on

April, 28, 2020.

WITNESS the due execution hereof this 13th of February, 2020.

/s/ John T. Collins	/s/ Charles F. Mansfield, Jr.
John T. Collins	Charles F. Mansfield, Jr.

/s/ J. Christopher Donahue	/s/ Thomas M. O’Neill
J. Christopher Donahue	Thomas M. O’Neill

/s/ John B. Fisher	/s/ P. Jerome Richey
John B. Fisher	P. Jerome Richey

G. Thomas Hough	/s/ John S. Walsh
G. Thomas Hough	John S. Walsh

/s/ Maureen Lally-Green
Maureen Lally-Green

FEDERATED MUNICIPAL SECURITIES INCOME TRUST
Amendment No. 32

DECLARATION OF TRUST

Dated August 6, 1990

The Declaration of Trust is amended as follows:

A.	Strike Section 1 of Article I from the Declaration of Trust and substitute in its place the following:

This Trust shall be known as FEDERATED HERMES MUNICIPAL SECURITIES INCOME TRUST, and the Trustees may conduct the business of the Trust under that name or any other name as they may determine from time to time;

B.	Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

Section 5. Establishment and Designation of Series or Class.

Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Hermes Michigan Intermediate Municipal Fund
Class A Shares
Institutional Shares
Federated Hermes Municipal High Yield Advantage Fund
Class A Shares
Class B Shares
Class C Shares

Class F Shares
Institutional Shares

Class T Shares
Federated Hermes Ohio Municipal Income Fund
Class A Shares
Class F Shares
Institutional Shares
Federated Hermes Pennsylvania Municipal Income Fund
Class A Shares
Class T Shares
Institutional Shares

(Signature page to follow)

The undersigned hereby certify that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 13th day of

February, 2020, to become effective on June 26th, 2020.

WITNESS the due execution hereof this 19th day of June, 2020.

/s/ John T Collins	/s/ Charles F. Mansfield, Jr.
John T. Collins	Charles F. Mansfield, Jr.

/s/ J. Christopher Donahue	/s/ Thomas M. O’Neill
J. Christopher Donahue	Thomas M. O’Neill

/s/ John B. Fisher	/s/ P. Jerome Richey
John B. Fisher	P. Jerome Richey

/s/ G. Thomas Hough	/s/ John S. Walsh
G. Thomas Hough	John S. Walsh

/s/ Maureen Lally-Green
Maureen Lally-Green